UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23112

JANUS DETROIT STREET TRUST

(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206-4805

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Michelle Rosenberg 151 Detroit Street Denver, Colorado 80206-4805	Eric S. Purple K&L Gates LLP 1601 K Street N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: 303-333-3863

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1: Report to Shareholders.

ANNUAL REPORT

October 31, 2016

Janus Small Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Small Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Small Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	Against a backdrop of relatively high consumer confidence and low rates, small-cap stocks registered solid double-digit gains for the period February 23, 2016 through October 31, 2016. Improving data enabled stocks to recover during the spring after volatility early in the year amid concerns about global growth before the UK’s surprise decision to leave the European Union in June 2016. However, stocks again proved resilient through the end of the period, although markets retreated over the course of October as investors exhibited pre-election apprehension despite a stream of relatively solid economic data.

•	During the period, the Janus Small Cap Growth Alpha ETF (JSML) returned 13.54% (based on NAV); its primary benchmark, the Janus Small Cap Growth Alpha Index, returned 13.97%, and its secondary benchmark, the Russell 2000 Growth Index, returned 16.40%. The underperformance relative to the secondary benchmark was concentrated in March 2016 performance; the remainder of the term saw outperformance relative to the benchmark.

•	JSML seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small-cap companies with some of the strongest fundamentals that the adviser believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Small Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2016

5 Largest Equity Holdings – (% of Net Assets)
Arista Networks, Inc.
Communications Equipment	3.2%
Ubiquiti Networks, Inc.
Communications Equipment	2.4%
SYNNEX Corp.
Electronic Equipment & Instruments	2.3%
Rollins, Inc.
Commercial Services & Supplies	2.2%
AMERCO
Road & Rail	2.0%

12.1%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	29.8%
Technology	18.0%
Consumer, Cyclical	13.7%
Industrial	11.9%
Financial	11.9%
Communications	10.7%
Basic Materials	2.0%
Energy	1.9%
Investment Companies	0.1%

100.0%

2 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF (unaudited)

Performance

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cumulative Total Return for the period ended October 31, 2016
Since Inception*
Janus Small Cap Growth Alpha ETF – NAV	13.54%
Janus Small Cap Growth Alpha ETF – Market Price	13.58%
Janus Small Cap Growth Alpha Index	13.97%
Russell 2000® Growth Index	16.40%

The estimated annual gross expense ratio per the prospectus dated February 22, 2016 is 0.50%.

*	The Fund commenced operations on February 23, 2016.

The inception date of Janus Small Cap Growth Alpha Index (JSMLID) is December 31, 2015.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in creation units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index in which it invests. Smaller capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid than larger capitalization companies.

There is no assurance that the rules-based proprietary index methodology will select securities that individually, or in the aggregate, outperform the broader small-capitalization universes.

The ETF is new and has less than one year of operating history.

Returns include reinvestment of dividends and capital gains.

Janus Small Cap Alpha Index is designed to systematically identify small-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range of fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Venture Fund. Janus Mutual funds distributed by Janus Distributors LLC.

Janus Detroit Street Trust ½ 3

Janus Small Cap Growth Alpha ETF (unaudited)

Performance

Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

The index provider is Janus Index & Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

4 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Net Annualized Expense Ratio (5/1/16 - 10/31/16)
$1,000.00	$1,061.60	$2.59	$1,000.00	$1,022.62	$2.54	0.50%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Detroit Street Trust ½ 5

Janus Small Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of Janus Small Cap Growth Alpha ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Small Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period February 23, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provides a reasonable basis for our opinion.

Denver, Colorado

December 21, 2016

6 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – 99.9%
Aerospace & Defense – 2.1%
Astronics Corp.*	413	$15,289
HEICO Corp.	840	56,750
TASER International, Inc.*	728	16,293

		88,332
Air Freight & Logistics – 0.0%
Radiant Logistics, Inc.*	675	1,688
Airlines – 0.7%
Virgin America, Inc.*	524	28,479
Auto Components – 2.1%
Dorman Products, Inc.*	500	32,120
Drew Industries, Inc.	355	31,790
Fox Factory Holding Corp.*	538	11,675
Gentherm, Inc.*	526	14,807
Strattec Security Corp.	51	1,810

		92,202
Beverages – 0.6%
Boston Beer Co., Inc. - Class A*	69	10,712
National Beverage Corp.*	357	16,865

		27,577
Biotechnology – 3.1%
Acorda Therapeutics, Inc.*	1,051	18,603
BioSpecifics Technologies Corp.*	160	6,942
Enanta Pharmaceuticals, Inc.*	434	10,208
Insys Therapeutics, Inc.*	1,631	17,631
Ligand Pharmaceuticals, Inc.*	475	45,472
MiMedx Group, Inc.*	2,507	22,337
PDL BioPharma, Inc.	3,771	12,143

		133,336
Building Products – 1.5%
AAON, Inc.	733	21,954
CSW Industrials, Inc.*	217	6,716
Patrick Industries, Inc.*	212	12,158
Trex Co., Inc.*	406	21,847

		62,675
Capital Markets – 1.2%
Artisan Partners Asset Management, Inc. - Class A	347	9,022
Diamond Hill Investment Group, Inc.	28	5,096
HFF, Inc. - Class A	315	8,388
Houlihan Lokey, Inc.	100	2,437
KCG Holdings, Inc. - Class A*	714	9,111
Moelis & Co. - Class A	170	4,318
Westwood Holdings Group, Inc.	73	3,763
WisdomTree Investments, Inc.	1,129	9,687

		51,822
Chemicals – 1.8%
Balchem Corp.	533	40,455
Chase Corp.	156	10,662
Core Molding Technologies, Inc.*	131	2,282
Innospec, Inc.	404	24,341

		77,740
Commercial Banks – 2.7%
Allegiance Bancshares, Inc.*	106	2,793
Bankwell Financial Group, Inc.	62	1,529
Commerce Union Bancshares, Inc.	63	1,276
CU Bancorp*	146	3,431
Eagle Bancorp, Inc.*	278	13,664

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Fidelity Southern Corp.	215	$ 3,919
First Business Financial Services, Inc.	72	1,357
First Foundation, Inc.*	134	3,315
Franklin Financial Network, Inc.*	88	2,869
Hilltop Holdings, Inc.*	814	20,106
Home BancShares, Inc.	1,161	24,973
Live Oak Bancshares, Inc.	244	3,892
Old Line Bancshares, Inc.	90	1,772
Opus Bank	230	4,612
People’s Utah Bancorp	147	2,947
ServisFirst Bancshares, Inc.	217	11,748
Stonegate Bank	106	3,672
TriCo Bancshares	189	4,975
Triumph Bancorp, Inc.*	150	2,790

		115,640
Commercial Services & Supplies – 2.2%
Rollins, Inc.	3,023	93,169
Communications Equipment – 5.7%
Arista Networks, Inc.*	1,635	138,566
Clearfield, Inc.*	333	5,578
Ubiquiti Networks, Inc.*	1,932	101,295

		245,439
Computers & Peripherals – 0.8%
CPI Card Group, Inc.	1,304	7,172
Super Micro Computer, Inc.*	1,149	27,231

		34,403
Construction & Engineering – 0.4%
Argan, Inc.	206	11,711
NV5 Global, Inc.*	144	4,119

		15,830
Consumer Finance – 0.7%
Credit Acceptance Corp.*	168	30,929
Distributors – 0.5%
Core-Mark Holding Co., Inc.	668	23,614
Diversified Consumer Services – 0.7%
Grand Canyon Education, Inc.*	680	29,675
Diversified Financial Services – 0.6%
Morningstar, Inc.	356	25,144
Electrical Equipment – 0.6%
AZZ, Inc.	359	19,117
Thermon Group Holdings, Inc.*	447	8,193

		27,310
Electronic Equipment & Instruments – 5.1%
Fitbit, Inc. - Class A *	3,875	51,383
Mesa Laboratories, Inc.	87	10,983
Methode Electronics, Inc.	872	27,206
OSI Systems, Inc.*	448	31,418
SYNNEX Corp.	939	96,285

		217,275
Energy Equipment & Services – 0.3%
Atwood Oceanics, Inc.	435	3,319
Dril-Quip, Inc.*	252	11,970

		15,289
Equity Real Estate Investment Trusts (REITs) – 1.1%
Chesapeake Lodging Trust	497	10,790

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
CoreSite Realty Corp.	281	$ 20,721
Pebblebrook Hotel Trust	596	14,471
Sutherland Asset Management	73	978

		46,960
Food & Staples Retailing – 0.9%
Natural Grocers by Vitamin Cottage, Inc.*	173	2,055
PriceSmart, Inc.	233	21,191
United Natural Foods, Inc.*	387	16,154

		39,400
Food Products – 1.8%
Amplify Snack Brands, Inc.*	574	8,317
Blue Buffalo Pet Products, Inc.*	1,507	37,856
Cal-Maine Foods, Inc.	336	12,986
J&J Snack Foods Corp.	143	17,468

		76,627
Health Care Equipment & Supplies – 6.5%
Abaxis, Inc.	513	24,491
Anika Therapeutics, Inc.*	337	14,949
Cantel Medical Corp.	950	67,668
Entellus Medical, Inc.*	429	8,773
Glaukos Corp.*	752	25,117
Globus Medical, Inc. - Class A *	1,635	36,183
Inogen, Inc.*	458	24,581
Neogen Corp.*	856	45,103
Zeltiq Aesthetics, Inc.*	903	29,889

		276,754
Health Care Providers & Services – 4.3%
Aceto Corp.	675	12,373
Air Methods Corp.*	868	22,959
Chemed Corp.	369	52,184
Diplomat Pharmacy, Inc.*	1,512	35,033
National Research Corp. - Class A	657	10,085
Premier, Inc. - Class A *	1,080	34,387
US Physical Therapy, Inc.	285	16,216

		183,237
Health Care Technology – 3.0%
Evolent Health, Inc. - Class A *	972	20,461
Inovalon Holdings, Inc. - Class A *	1,544	20,998
Veeva Systems, Inc. - Class A *	2,204	85,625

		127,084
Hotels, Restaurants & Leisure – 4.0%
BJ’s Restaurants, Inc.*	349	12,599
Cheesecake Factory, Inc.	694	36,914
Chuy’s Holdings, Inc.*	242	6,873
Dave & Buster’s Entertainment, Inc.*	603	24,934
Fiesta Restaurant Group, Inc.*	388	10,243
Habit Restaurants, Inc. - Class A *	259	3,665
Lindblad Expeditions Holdings, Inc.*	662	5,422
Nathan’s Famous, Inc.*	60	3,198
Papa John’s International, Inc.	534	40,290
Popeyes Louisiana Kitchen, Inc.*	307	16,388
Wingstop, Inc.	415	11,105

		171,631
Household Durables – 1.7%
Bassett Furniture Industries, Inc.	157	3,603
GoPro, Inc. - Class A *	1,485	18,978
Installed Building Products, Inc.*	454	15,005

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Household Durables – (continued)
LGI Homes, Inc.*	303	$ 9,017
New Home Co., Inc.*	299	2,996
Taylor Morrison Home Corp. - Class A*	438	7,472
Universal Electronics, Inc.*	209	14,662

		71,733
Insurance – 1.4%
AmTrust Financial Services, Inc.	1,411	37,236
Atlas Financial Holdings, Inc.*	99	1,698
Federated National Holding Co.	114	2,042
HCI Group, Inc.	86	2,331
Heritage Insurance Holdings, Inc.	242	2,853
State National Cos., Inc.	350	3,581
United Insurance Holdings Corp.	180	2,610
Universal Insurance Holdings, Inc.	290	6,177

		58,528
Internet Software & Services – 3.5%
GrubHub, Inc.*	2,012	76,677
GTT Communications, Inc.*	875	19,688
Match Group, Inc.*	987	17,825
NIC, Inc.	1,558	35,756

		149,946
IT Services – 5.9%
Blackhawk Network Holdings, Inc.*	1,330	45,818
Cardtronics PLC - Class A*	1,068	53,400
ExlService Holdings, Inc.*	791	34,828
Luxoft Holding, Inc.*	502	26,606
NeuStar, Inc. - Class A*	1,287	28,893
Syntel, Inc.	3,059	61,486

		251,031
Leisure Equipment & Products – 0.7%
Malibu Boats, Inc. - Class A*	259	3,800
MCBC Holdings, Inc.	268	2,985
Smith & Wesson Holding Corp.*	810	21,408

		28,193
Life Sciences Tools & Services – 2.5%
Cambrex Corp.*	732	29,500
INC Research Holdings, Inc. - Class A*	1,216	55,571
Luminex Corp.*	992	20,663

		105,734
Machinery – 0.9%
Greenbrier Cos., Inc.	391	12,317
Lydall, Inc.*	237	11,080
Proto Labs, Inc.*	366	16,360

		39,757
Media – 0.2%
New Media Investment Group, Inc.	648	9,331
Mortgate Real Estate Investment Trusts (REITs) – 0.1%
Cherry Hill Mortgage Investment Corp.	62	1,002
Owens Realty Mortgage, Inc.	85	1,551

		2,553
Oil, Gas & Consumable Fuels – 1.3%
Cheniere Energy Partners LP Holdings LLC	1,554	30,987
Evolution Petroleum Corp.	221	1,702
RSP Permian, Inc.*	682	24,620

		57,309

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Paper & Forest Products – 0.7%
KapStone Paper and Packaging Corp.	1,628	$ 29,532
Personal Products – 0.3%
Natural Health Trends Corp.	87	2,030
USANA Health Sciences, Inc.*	92	11,822

		13,852
Pharmaceuticals – 2.5%
Akorn, Inc.*	2,871	68,760
Collegium Pharmaceutical, Inc.*	536	8,024
Lannett Co., Inc.*	840	18,396
Phibro Animal Health Corp. - Class A	422	10,951

		106,131
Professional Services – 2.4%
Barrett Business Services, Inc.	100	4,483
Exponent, Inc.	360	20,610
Insperity, Inc.	296	22,259
RPX Corp.*	686	6,695
TriNet Group, Inc.*	973	18,263
WageWorks, Inc.*	507	29,888

		102,198
Real Estate Management & Development – 0.2%
Marcus & Millichap, Inc.*	311	7,287
Road & Rail – 2.8%
AMERCO	272	87,690
Knight Transportation, Inc.	1,108	32,409

		120,099
Semiconductors & Semiconductor Equipment – 1.1%
Ambarella, Inc.*	776	47,623
Software – 10.8%
ACI Worldwide, Inc.*	2,767	50,138
Ebix, Inc.	767	42,952
Ellie Mae, Inc.*	788	83,441
Fleetmatics Group PLC*	926	55,467
Globant SA*	817	35,540
Paycom Software, Inc.*	1,413	73,094
Pegasystems, Inc.	1,802	55,682
Qualys, Inc.*	835	31,104
Rapid7, Inc.*	994	14,244
Tangoe, Inc.*	931	7,988
VASCO Data Security International, Inc.*	949	13,049

		462,699
Specialty Retail – 2.6%
Boot Barn Holdings, Inc.*	381	4,877
Five Below, Inc.*	790	29,688
Francesca’s Holdings Corp.*	579	9,304
Genesco, Inc.*	299	16,086
Hibbett Sports, Inc.*	323	12,549
Lithia Motors, Inc. - Class A	338	28,994
Sportsman’s Warehouse Holdings, Inc.*	610	5,612
Winmark Corp.	59	6,310

		113,420
Textiles, Apparel & Luxury Goods – 2.5%
Columbia Sportswear Co.	1,006	56,980
G-III Apparel Group Ltd.*	660	17,239
Steven Madden Ltd.*	884	29,526
Superior Uniform Group, Inc.	208	3,700

		107,445

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Small Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.8%
BofI Holding, Inc.*	523	$ 9,743
Essent Group Ltd.*	770	20,359
HomeStreet, Inc.*	205	5,648

		35,750
Total Common Stocks (cost $4,425,285)		4,279,412
Investment Companies – 0.1%
State Street Institutional U.S. Government Money Market Fund (cost $3,870)	3,870	3,870
Total Investments (total cost $4,429,155) – 100.0%		4,283,282
Liabilities, net of Cash, Receivables, and Other Assets – (0.0)%		(1,480)
Net Assets – 100%		$4,281,802

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$4,112,269	96.0%
Ireland	55,467	1.3
United Kingdom	53,400	1.3
Luxembourg	35,540	0.8
Switzerland	26,606	0.6
Total	$4,283,282	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$4,279,412	$—	$—
Investment Companies	—	3,870	—

Total Assets	$4,279,412	$3,870	$—

Janus Detroit Street Trust ½ 13

Janus Small Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$4,429,155
Investments, at value	4,283,282
Receivables:
Dividends	384
Total Assets	4,283,666
Liabilities:
Payables:
Management fees	1,864
Total Liabilities	1,864
Net Assets	$4,281,802
Net Assets Consists of:
Capital (par value and paid-in surplus)	$4,514,252
Undistributed net investment income/(loss)	23,855
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(110,432)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(145,873)
Total Net Assets	$4,281,802
Net Assets	$4,281,802
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	152,000
Net Asset Value Per Share	$28.17

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Statement of Operations

For the period ended October 31, 2016(1)

Investment Income:
Dividends	$41,792
Foreign tax withheld	(15)
Total Investment Income	41,777
Expenses:
Management fees	11,160
Total Expenses	11,160
Net Investment Income/(Loss)	30,617
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$428,953
Total Net Realized Gain/(Loss) on Investments	$428,953
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(145,873)
Total Change in Unrealized Net Appreciation/Depreciation	$(145,873)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$313,697

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

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Statement of Changes in Net Assets

Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$30,617
Net realized gain/(loss) on investments	428,953
Change in unrealized net appreciation/depreciation	(145,873)
Net Increase/(Decrease) in Net Assets Resulting from Operations	313,697
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(2,185)
Capital Share Transactions	3,970,290
Net Increase/(Decrease) in Net Assets	4,281,802
Net Assets:
Beginning of period	—
End of period	$4,281,802

Undistributed Net Investment Income/(Loss)	$23,855

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

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Janus Small Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during the period ended October 31	2016(1)
Net Asset Value, Beginning of Period	$24.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.26
Net realized and unrealized gain/(loss)	3.10
Total from Investment Operations	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)
Total Dividends and Distributions	(0.02)
Net Asset Value, End of Period	$28.17
Total Return*	13.54%
Net assets, End of year (in thousands)	$4,282
Average Net Assets for the Period (in thousands)	$3,247
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%
Ratio of Net Investment Income/(Loss)	1.37%
Portfolio Turnover Rate(3)	86%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

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Janus Small Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Small Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from February 23, 2016 (commencement of operations) through October 31, 2016. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their

18 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Notes to Financial Statements

small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Janus Small Cap Growth Alpha ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Small Cap Growth Alpha ETF

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the

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Notes to Financial Statements

Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2016, Janus Capital owned 2,000 shares or 1.32% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended October 31, 2016, the Fund engaged in cross trades amounting to $25,670 in purchases and $173,738 in sales, resulting in a net realized loss of $6,728. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$23,855	$—	$(111,410)	$—	$—	$—	$(144,895)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(111,410)	$—	$(111,410)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$4,428,177	$145,545	$(290,440)	$(144,895)

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Janus Small Cap Growth Alpha ETF

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$2,185	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$543,962	$(4,577)	$(539,385)

5. Capital Share Transactions

	Period Ended October 31, 2016(1)
	Shares	Amount
Shares sold	302,000	$8,101,071
Shares repurchased	(150,000)	(4,130,781)
Net Increase/(Decrease)	152,000	$3,970,290

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,920,090	$2,841,299	$—	$—

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$8,044,585	$4,126,760	$—	$—

During the period ended October 31, 2016, the Fund had net realized gain/(loss) of $544,197 from in-kind redemptions.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

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Janus Small Cap Growth Alpha ETF

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

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Janus Small Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the period February 23, 2016 through June 30, 2016 is also available, free of charge, through Janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 25

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. They recognized that an affiliate of the Adviser would separately serve the New Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

26 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. With regard to each New Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund or the Adviser. The Board noted that it had received performance information of comparable operational New Funds tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a

Janus Detroit Street Trust ½ 27

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

28 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Janus Detroit Street Trust ½ 29

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

30 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 31

Janus Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

32 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 33

Janus Small Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period

34 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 35

Janus Small Cap Growth Alpha ETF

Notes

36 ½ OCTOBER 31, 2016

Janus Small Cap Growth Alpha ETF

Notes

Janus Detroit Street Trust ½ 37

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6016	125-02-93061 12-16

ANNUAL REPORT

October 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Janus Detroit Street Trust

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

INVESTMENT OBJECTIVE

Janus Small/Mid Cap Growth Alpha ETF seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index. It pursues its investment objective by using a passive index-based approach, normally investing at least 80% of its net assets in securities that comprise its underlying index.

PERFORMANCE OVERVIEW

•	Against a backdrop of relatively high consumer confidence and low rates, small- and mid-cap stocks registered solid gains for the period February 23, 2016 through October 31, 2016. Improving data enabled stocks to recover during the spring after volatility early in the year amid concerns about global growth before the UK’s surprise decision to leave the European Union in June 2016. However, stocks again proved resilient through the end of the period, although markets retreated over the course of October as investors exhibited pre-election apprehension despite a stream of relatively solid economic data.

•	During the period, the Janus Small/Mid Cap Growth Alpha ETF (JSMD) returned 16.60% (based on NAV); its primary benchmark, the Janus Small/Mid Cap Growth Alpha Index, returned 17.06%, and its secondary benchmark, the Russell 2500 Growth Index, returned 14.45%.

•	JSMD seeks investment results that correspond generally, before fees and expenses, to the performance of its primary benchmark. The strategy seeks to provide risk-adjusted outperformance by identifying top-tier small- and mid-cap companies with some of the strongest fundamentals that the adviser believes can deliver sustainable growth in a variety of market environments.

Janus Detroit Street Trust ½ 1

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

Fund At A Glance

October 31, 2016

5 Largest Equity Holdings – (% of Net Assets)
VMware, Inc. – Class A
Software	2.3%
F5 Networks, Inc.
Communications Equipment	2.1%
Packaging Corp. of America
Containers & Packaging	2.1%
IDEXX Laboratories, Inc.
Health Care Equipment & Supplies	1.9%
Quintiles Transnational Holdings, Inc.
Life Sciences Tools & Services	1.7%

10.1%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	26.1%
Technology	19.3%
Consumer, Cyclical	18.5%
Industrial	14.1%
Financial	11.0%
Communications	8.6%
Energy	1.5%
Basic Materials	0.8%
Investment Companies	0.1%

100.0%

2 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

Performance

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cumulative Total Return for the period ended October 31, 2016
Since Inception*
Janus Small/Mid Cap Growth Alpha ETF – NAV	16.60%
Janus Small/Mid Cap Growth Alpha ETF – Market Price	16.68%
Janus Small/Mid Cap Growth Alpha Index	17.06%
Russell 2500™ Growth Index	14.45%

The estimated annual gross expense ratio per the prospectus dated February 22, 2016 is 0.50%.

*	The Fund commenced operations on February 23, 2016.

The inception date of Janus Small/Mid Cap Growth Alpha Index (JSMDID) is December 31, 2015.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in creation units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index in which it invests. Smaller capitalization companies may be less stable and more susceptible to adverse developments, and their securities may be more volatile and less liquid than larger capitalization companies.

There is no assurance that the rules-based proprietary index methodology will select securities that individually, or in the aggregate, outperform the broader small-capitalization universes.

The ETF is new and has less than one year of operating history.

Returns include reinvestment of dividends and capital gains.

Janus Small/Mid Cap Alpha Index is designed to systematically identify small- and mid-capitalization stocks that are poised for sustainable growth (Smart Growth®) by evaluating each company’s performance in three critical areas: growth, profitability, and capital efficiency. Janus uses a proprietary methodology to score stocks based on a wide range fundamental measures and selects the top 10% (“top-tier”) of such eligible stocks. Stocks are market cap-weighted within sectors with a 3% maximum position size; sectors are weighted to align with the Janus Triton Fund. Janus Mutual funds distributed by Janus Distributors LLC.

Russell 2500™ Growth Index measures the performance of those Russell 2500™ companies with higher price-to-book ratios and higher forecasted growth values.

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

The index provider is Janus Index & Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus.

Janus Detroit Street Trust ½ 3

Janus Small/Mid Cap Growth Alpha ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Net Annualized Expense Ratio (5/1/16 - 10/31/16)
$1,000.00	$1,057.00	$2.53	$1,000.00	$1,022.67	$2.49	0.49%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Small/Mid Cap Growth Alpha ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Small/Mid Cap Growth Alpha ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period February 23, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provides a reasonable basis for our opinion.

Denver, Colorado

December 21, 2016

Janus Detroit Street Trust ½ 5

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – 99.9%
Aerospace & Defense – 3.7%
Astronics Corp.*	652	$24,137
HEICO Corp.	1,325	89,517
Hexcel Corp.	2,020	91,890
Spirit AeroSystems Holdings, Inc. - Class A*	2,818	141,915
TASER International, Inc.*	1,148	25,692

		373,151
Air Freight & Logistics – 0.0%
Radiant Logistics, Inc.*	1,065	2,663
Airlines – 3.4%
Allegiant Travel Co.	360	49,644
Hawaiian Holdings, Inc.*	1,166	52,499
JetBlue Airways Corp.*	7,067	123,531
Spirit Airlines, Inc.*	1,529	73,285
Virgin America, Inc.*	826	44,893

		343,852
Auto Components – 1.5%
Dorman Products, Inc.*	599	38,480
Fox Factory Holding Corp.*	645	13,996
Gentex Corp.	4,963	83,924
Gentherm, Inc.*	631	17,763
Strattec Security Corp.	62	2,201

		156,364
Biotechnology – 2.1%
BioSpecifics Technologies Corp.*	144	6,248
Enanta Pharmaceuticals, Inc.*	392	9,220
Insys Therapeutics, Inc.*	1,475	15,945
Ligand Pharmaceuticals, Inc.*	430	41,164
MiMedx Group, Inc.*	2,268	20,208
PDL BioPharma, Inc.	3,411	10,983
United Therapeutics Corp.*	896	107,583

		211,351
Building Products – 1.0%
AAON, Inc.	1,156	34,622
CSW Industrials, Inc.*	343	10,616
Patrick Industries, Inc.*	335	19,213
Trex Co., Inc.*	641	34,492

		98,943
Capital Markets – 0.9%
Artisan Partners Asset Management, Inc. - Class A	415	10,790
Diamond Hill Investment Group, Inc.	34	6,188
HFF, Inc. - Class A	376	10,013
Houlihan Lokey, Inc.	120	2,924
KCG Holdings, Inc. - Class A*	854	10,897
Moelis & Co. - Class A	203	5,156
NorthStar Asset Management Group, Inc.	1,867	25,578
Westwood Holdings Group, Inc.	87	4,485
WisdomTree Investments, Inc.	1,349	11,575

		87,606
Chemicals – 0.7%
Balchem Corp.	866	65,729
Core Molding Technologies, Inc.*	213	3,711

		69,440
Commercial Banks – 3.1%
Allegiance Bancshares, Inc.*	127	3,346
Bank of the Ozarks, Inc.	1,197	44,241
Bankwell Financial Group, Inc.	75	1,850

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Commercial Banks – (continued)
Commerce Union Bancshares, Inc.	76	$ 1,540
ConnectOne Bancorp, Inc.	298	5,468
CU Bancorp*	175	4,113
Eagle Bancorp, Inc.*	332	16,318
Fidelity Southern Corp.	257	4,685
First Business Financial Services, Inc.	86	1,621
First Foundation, Inc.*	160	3,958
Franklin Financial Network, Inc.*	106	3,456
Hilltop Holdings, Inc.*	973	24,033
Home BancShares, Inc.	1,387	29,834
Independent Bank Group, Inc.	183	8,839
Live Oak Bancshares, Inc.	291	4,642
People’s Utah Bancorp	175	3,509
Pinnacle Financial Partners, Inc.	456	23,530
ServisFirst Bancshares, Inc.	259	14,022
Signature Bank*	530	63,897
Stonegate Bank	127	4,399
TriCo Bancshares	226	5,948
Triumph Bancorp, Inc.*	179	3,329
WashingtonFirst Bankshares, Inc.	103	2,518
Western Alliance Bancorp*	1,038	38,780

		317,876
Commercial Services & Supplies – 3.3%
Copart, Inc.*	2,388	125,298
Healthcare Services Group, Inc.	1,582	58,487
Rollins, Inc.	4,767	146,919

		330,704
Communications Equipment – 4.5%
Arista Networks, Inc.*	1,616	136,956
Clearfield, Inc.*	329	5,511
F5 Networks, Inc.*	1,545	213,534
Ubiquiti Networks, Inc.*	1,910	100,141

		456,142
Computers & Peripherals – 0.3%
CPI Card Group, Inc.	1,289	7,090
Super Micro Computer, Inc.*	1,136	26,923

		34,013
Construction & Engineering – 0.2%
Argan, Inc.	324	18,420
NV5 Global, Inc.*	227	6,492

		24,912
Construction Materials – 1.1%
Eagle Materials, Inc.	1,321	106,961
Consumer Finance – 0.4%
Credit Acceptance Corp.*	201	37,004
Containers & Packaging – 2.1%
Packaging Corp. of America	2,581	212,932
Distributors – 0.7%
Pool Corp.	728	67,398
Diversified Consumer Services – 0.4%
Grand Canyon Education, Inc.*	816	35,610
Diversified Financial Services – 1.3%
CBOE Holdings, Inc.	803	50,757
MarketAxess Holdings, Inc.	372	56,083
Morningstar, Inc.	425	30,018

		136,858

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Electrical Equipment – 0.3%
AZZ, Inc.	566	$ 30,140
Electronic Equipment & Instruments – 3.0%
Fitbit, Inc. - Class A*	3,830	50,786
IPG Photonics Corp.*	1,241	120,389
Mesa Laboratories, Inc.	86	10,857
OSI Systems, Inc.*	442	30,997
SYNNEX Corp.	928	95,157

		308,186
Energy Equipment & Services – 0.3%
Atwood Oceanics, Inc.	905	6,905
Dril-Quip, Inc.*	525	24,938

		31,843
Equity Real Estate Investment Trusts (REITs) – 1.4%
Chatham Lodging Trust	379	6,708
Chesapeake Lodging Trust	594	12,896
CoreSite Realty Corp.	335	24,703
Pebblebrook Hotel Trust	712	17,287
Retail Opportunity Investments Corp.	1,076	21,638
Summit Hotel Properties, Inc.	862	11,198
Sun Communities, Inc.	678	52,159

		146,589
Food & Staples Retailing – 0.7%
Natural Grocers by Vitamin Cottage, Inc.*	198	2,352
PriceSmart, Inc.	267	24,283
Sprouts Farmers Market, Inc.*	1,305	28,906
United Natural Foods, Inc.*	443	18,491

		74,032
Food Products – 1.4%
Blue Buffalo Pet Products, Inc.*	1,727	43,382
Cal-Maine Foods, Inc.	384	14,842
WhiteWave Foods Co.*	1,558	84,895

		143,119
Health Care Equipment & Supplies – 6.5%
Abaxis, Inc.	464	22,151
ABIOMED, Inc.*	887	93,126
Align Technology, Inc.*	1,650	141,768
Anika Therapeutics, Inc.*	305	13,530
Cantel Medical Corp.	859	61,187
Entellus Medical, Inc.*	388	7,935
Glaukos Corp.*	681	22,746
Globus Medical, Inc. - Class A*	1,479	32,730
IDEXX Laboratories, Inc.*	1,845	197,673
Inogen, Inc.*	414	22,219
Neogen Corp.*	774	40,782

		655,847
Health Care Providers & Services – 2.7%
Air Methods Corp.*	785	20,763
Diplomat Pharmacy, Inc.*	1,368	31,696
Mednax, Inc.*	1,928	118,090
National Research Corp. - Class A	594	9,118
Premier, Inc. - Class A*	977	31,108
Team Health Holdings, Inc.*	1,528	65,475

		276,250
Health Care Technology – 1.1%
Evolent Health, Inc. - Class A*	880	18,524
Inovalon Holdings, Inc. - Class A*	1,397	18,999
Veeva Systems, Inc. - Class A*	1,994	77,467

		114,990

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 5.2%
BJ’s Restaurants, Inc.*	418	$15,090
Buffalo Wild Wings, Inc.*	317	46,171
Churchill Downs, Inc.	287	39,032
Chuy’s Holdings, Inc.*	291	8,264
Dave & Buster’s Entertainment, Inc.*	723	29,896
Domino’s Pizza, Inc.	835	141,315
Fiesta Restaurant Group, Inc.*	466	12,302
Habit Restaurants, Inc. - Class A*	311	4,401
Lindblad Expeditions Holdings, Inc.*	794	6,503
Nathan’s Famous, Inc.*	72	3,838
Panera Bread Co. - Class A*	390	74,396
Papa John’s International, Inc.	640	48,288
Popeyes Louisiana Kitchen, Inc.*	368	19,644
Red Robin Gourmet Burgers, Inc.*	230	10,580
Texas Roadhouse, Inc.	1,219	49,394
Wingstop, Inc.	497	13,300

		522,414
Household Durables – 0.6%
Bassett Furniture Industries, Inc.	189	4,338
Installed Building Products, Inc.*	545	18,012
LGI Homes, Inc.*	364	10,833
New Home Co., Inc.*	358	3,587
Taylor Morrison Home Corp. - Class A*	525	8,957
Universal Electronics, Inc.*	250	17,537

		63,264
Insurance – 0.8%
American Equity Investment Life Holding Co.	869	15,581
AmTrust Financial Services, Inc.	1,686	44,494
Atlas Financial Holdings, Inc.*	119	2,041
Federated National Holding Co.	136	2,436
HCI Group, Inc.	103	2,792
Heritage Insurance Holdings, Inc.	289	3,407
State National Cos., Inc.	418	4,276
United Insurance Holdings Corp.	215	3,118
Universal Insurance Holdings, Inc.	347	7,391

		85,536
Internet Software & Services – 3.0%
GrubHub, Inc.*	1,989	75,801
GTT Communications, Inc.*	865	19,462
j2 Global, Inc.	1,121	79,759
NIC, Inc.	1,540	35,343
Rackspace Hosting, Inc.*	2,949	94,191

		304,556
IT Services – 8.6%
Blackhawk Network Holdings, Inc.*	1,315	45,302
EPAM Systems, Inc.*	1,188	76,471
Euronet Worldwide, Inc.*	1,216	96,733
ExlService Holdings, Inc.*	782	34,431
Gartner, Inc.*	1,929	165,971
Genpact Ltd.*	4,839	111,249
Jack Henry & Associates, Inc.	1,833	148,510
Luxoft Holding, Inc.*	496	26,288
MAXIMUS, Inc.	1,515	78,871
NeuStar, Inc. - Class A*	1,272	28,556
Syntel, Inc.	3,036	61,024

		873,406

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Leisure Equipment & Products – 1.6%
Malibu Boats, Inc. - Class A*	310	$ 4,548
MCBC Holdings, Inc.	322	3,587
Polaris Industries, Inc.	1,109	84,961
Smith & Wesson Holding Corp.*	972	25,690
Vista Outdoor, Inc.*	1,044	40,371

		159,157
Life Sciences Tools & Services – 4.2%
Cambrex Corp.*	662	26,679
ICON PLC*	1,143	91,760
INC Research Holdings, Inc. - Class A*	1,100	50,270
Luminex Corp.*	897	18,685
PAREXEL International Corp.*	1,090	63,503
Quintiles Transnational Holdings, Inc.*	2,453	175,978

		426,875
Machinery – 2.0%
Greenbrier Cos., Inc.	616	19,404
Hyster-Yale Materials Handling, Inc.	272	15,833
Middleby Corp.*	1,256	140,810
Proto Labs, Inc.*	577	25,792

		201,839
Media – 1.7%
AMC Networks, Inc. - Class A*	1,037	50,740
New Media Investment Group, Inc.	777	11,189
Scripps Networks Interactive, Inc. - Class A	1,647	106,001

		167,930
Mortgate Real Estate Investment Trusts (REITs) – 0.5%
Apollo Commercial Real Estate Finance, Inc.	798	13,502
Cherry Hill Mortgage Investment Corp.	74	1,196
New Residential Investment Corp.	2,475	34,551
Owens Realty Mortgage, Inc.	101	1,843

		51,092
Oil, Gas & Consumable Fuels – 1.2%
Cheniere Energy Partners LP Holdings LLC	3,237	64,546
Evolution Petroleum Corp.	460	3,542
RSP Permian, Inc.*	1,420	51,262

		119,350
Paper & Forest Products – 0.5%
KapStone Paper and Packaging Corp.	2,645	47,980
Personal Products – 0.2%
Natural Health Trends Corp.	99	2,310
USANA Health Sciences, Inc.*	106	13,621

		15,931
Pharmaceuticals – 0.9%
Akorn, Inc.*	2,597	62,198
Collegium Pharmaceutical, Inc.*	485	7,261
Lannett Co., Inc.*	760	16,644
Phibro Animal Health Corp. - Class A	382	9,913

		96,016
Professional Services – 0.9%
Barrett Business Services, Inc.	158	7,083
RPX Corp.*	1,082	10,561
TriNet Group, Inc.*	1,534	28,793
WageWorks, Inc.*	799	47,101

		93,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Real Estate Management & Development – 0.5%
Jones Lang LaSalle, Inc.	446	$ 43,195
Marcus & Millichap, Inc.*	372	8,716

		51,911
Road & Rail – 2.7%
AMERCO	428	137,983
Old Dominion Freight Line, Inc.*	1,809	135,096

		273,079
Semiconductors & Semiconductor Equipment – 0.9%
Ambarella, Inc.*	767	47,071
Synaptics, Inc.*	813	42,373

		89,444
Software – 9.6%
Ebix, Inc.	758	42,448
Ellie Mae, Inc.*	779	82,488
FactSet Research Systems, Inc.	402	62,197
Fleetmatics Group PLC*	915	54,808
Globant SA*	807	35,105
Paycom Software, Inc.*	1,396	72,215
Pegasystems, Inc.	1,781	55,033
Qualys, Inc.*	826	30,769
Rapid7, Inc.*	982	14,072
Tangoe, Inc.*	920	7,894
Tyler Technologies, Inc.*	848	136,019
Ultimate Software Group, Inc.*	675	142,418
VASCO Data Security International, Inc.*	938	12,898
VMware, Inc. - Class A*	2,904	228,254

		976,618
Specialty Retail – 3.2%
Burlington Stores, Inc.*	1,235	92,551
Dick’s Sporting Goods, Inc.	1,523	84,755
Five Below, Inc.*	947	35,588
Francesca’s Holdings Corp.*	695	11,169
Genesco, Inc.*	359	19,314
GNC Holdings, Inc. - Class A	1,183	15,888
Hibbett Sports, Inc.*	387	15,035
Lithia Motors, Inc. - Class A	405	34,741
Sportsman’s Warehouse Holdings, Inc.*	731	6,725
Winmark Corp.	71	7,593

		323,359
Textiles, Apparel & Luxury Goods – 0.9%
Carter’s, Inc.	866	74,770
G-III Apparel Group Ltd.*	792	20,687

		95,457
Thrifts & Mortgage Finance – 0.4%
BofI Holding, Inc.*	625	11,643
Essent Group Ltd.*	920	24,325
HomeStreet, Inc.*	245	6,750
Southern Missouri Bancorp, Inc.	73	1,795

		44,513

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Small/Mid Cap Growth Alpha ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Trading Companies & Distributors – 1.7%
Air Lease Corp.	2,246	$ 67,964
Watsco, Inc.	775	106,400

		174,364
Total Common Stocks (cost $10,352,596)		10,142,405
Investment Companies – 0.1%
State Street Institutional U.S. Government Money Market Fund (cost $6,973)	6,973	6,973
Total Investments (total cost $10,359,569) – 100.0%		10,149,378
Liabilities, net of Cash, Receivables, and Other Assets – (0.0)%		(3,347)
Net Assets – 100%		$10,146,031

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$9,941,417	98.0%
Ireland	146,568	1.4
Luxembourg	35,105	0.3
Switzerland	26,288	0.3
Total	$10,149,378	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Notes to Schedule of Investments and Other Information

LLC	Limited Liability Company

LP	Limited Partnership

PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$10,142,405	$—	$—
Investment Companies	—	6,973	—

Total Assets	$10,142,405	$6,973	$—

Janus Detroit Street Trust ½ 13

Janus Small/Mid Cap Growth Alpha ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$10,359,569
Investments, at value	10,149,378
Receivables:
Dividends	1,006
Total Assets	10,150,384
Liabilities:
Payables:
Management fees	4,353
Total Liabilities	4,353
Net Assets	$10,146,031
Net Assets Consists of:
Capital (par value and paid-in surplus)	$10,409,115
Undistributed net investment income/(loss)	$24,142
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(77,035)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(210,191)
Total Net Assets	$10,146,031
Net Assets	$10,146,031
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	352,000
Net Asset Value Per Share	$28.82

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Statement of Operations

For the period ended October 31, 2016(1)

Investment Income:
Dividends	$53,536
Foreign tax withheld	(7)
Total Investment Income	53,529
Expenses:
Management fees	18,653
Total Expenses	18,653
Net Investment Income/(Loss)	34,876
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$439,901
Total Net Realized Gain/(Loss) on Investments	$439,901
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(210,191)
Total Change in Unrealized Net Appreciation/Depreciation	$(210,191)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$264,586

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

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Janus Small/Mid Cap Growth Alpha ETF

Statement of Changes in Net Assets

Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$34,876
Net realized gain/(loss) on investments	439,901
Change in unrealized net appreciation/depreciation	(210,191)
Net Increase/(Decrease) in Net Assets Resulting from Operations	264,586
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(6,210)
Capital Share Transactions	9,887,655
Net Increase/(Decrease) in Net Assets	10,146,031
Net Assets:
Beginning of period	—
End of period	$10,146,031

Undistributed Net Investment Income/(Loss)	$$24,142

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

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Janus Small/Mid Cap Growth Alpha ETF

Financial Highlights

For a share outstanding during the period ended October 31	2016(1)
Net Asset Value, Beginning of Period	$24.75
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18
Net realized and unrealized gain/(loss)	3.93
Total from Investment Operations	4.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)
Total Dividends and Distributions	(0.04)
Net Asset Value, End of Period	$28.82
Total Return*	16.60%
Net assets, End of year (in thousands)	$10,146
Average Net Assets for the Period (in thousands)	$5,482
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%
Ratio of Net Investment Income/(Loss)	0.93%
Portfolio Turnover Rate(3)	65%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

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Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Small/Mid Cap Growth Alpha ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from February 23, 2016 (commencement of operations) through October 31, 2016. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the Janus Small/Mid Cap Growth Alpha Index (the “Underlying Index”). The Fund is classified as diversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their

18 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity securities of real estate-related companies to the extent such securities are included in the Underlying Index. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the

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Notes to Financial Statements

Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2016, Janus Capital owned 2,000 shares or 0.57% of the Fund.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common officer or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended October 31, 2016, the Fund engaged in cross trades amounting to $173,738 in purchases and $25,670 in sales, resulting in a net realized loss of $1,594. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences
$24,143	$—	$(77,314)	$—	$—	$—	$(209,913)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(77,314)	$—	$(77,314)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$10,359,291	$337,017	$(546,930)	$(209,913)

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Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$6,210	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$521,460	$(4,524)	$(516,936)

5. Capital Share Transactions

	Period Ended October 31, 2016(1)
	Shares	Amount
Shares sold	502,000	$14,075,370
Shares repurchased	(150,000)	(4,187,715)
Net Increase/(Decrease)	352,000	$9,887,655

(1)	Period from February 23, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,877,363	$3,777,012	$—	$—

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$14,018,425	$4,205,241	$—	$—

During the period ended October 31, 2016, the Fund had net realized gain/(loss) of $521,917 from in-kind redemptions.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

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Janus Small/Mid Cap Growth Alpha ETF

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

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Janus Small/Mid Cap Growth Alpha ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the period February 23, 2016 through June 30, 2016 is also available, free of charge, through Janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Dividends Received Deduction Percentage	100%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 25

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS SMALL CAP GROWTH ALPHA ETF AND JANUS SMALL/MID CAP GROWTH ALPHA ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Small Cap Growth Alpha ETF and Janus Small/Mid Cap Growth Alpha ETF (each a “New Fund” and collectively, the “New Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Fund, and the fees the Adviser will charge to the New Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Advisers’ personnel and operations; each New Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Funds. They recognized that an affiliate of the Adviser would separately serve the New Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Funds therefor, the New Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Fund:

The nature, extent and quality of services to be provided by the Advisers; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Fund; the management of the day-to-day investment and reinvestment of the assets of each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

26 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Funds’; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Fund’s peer group. With regard to each New Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Fund’s proposed fees with those of other funds in the New Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board New Fund specific information concerning the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Fund or the Adviser. The Board noted that it had received performance information of comparable operational New Funds tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Fund.

After full consideration of the above factors, as well as other factors, the Trustees, including all of the independent Trustees voting separately, determined to approve the investment advisory agreement for each New Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 27

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

28 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24, 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

Janus Detroit Street Trust ½ 29

Janus Small/Mid Cap Growth Alpha ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

30 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non- profit organization) (2012-2014).

Janus Detroit Street Trust ½ 31

Janus Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

32 ½ OCTOBER 31, 2016

Janus Small/Mid Cap Growth Alpha ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 33

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6018	125-02-93062 12-16

ANNUAL REPORT

October 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Detroit Street Trust

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

INVESTMENT OBJECTIVE

The Janus Velocity Tail Risk Hedged Large Cap ETF seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Tail Risk Hedged Large Cap Index. The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

PERFORMANCE OVERVIEW

•	Large-cap stocks registered solid gains during the period December 1, 2015 through October 31, 2016. At the end of 2015, investors largely took the Federal Reserve’s (Fed) first interest rate hike in a decade in stride. However, volatility returned in early 2016 as concerns about global growth re-emerged. Improving data enabled stocks to recover during the spring, but that ended with the UK’s surprise decision to leave the European Union in June 2016. Stocks again proved resilient through the end of the period, although markets retreated slightly over the course of October as investors exhibited pre-election apprehension despite a stream of relatively solid economic data.

•	During the period, the Janus Velocity Tail Risk Hedged Large Cap ETF (TRSK) returned -2.75% (based on NAV); its primary benchmark, the VelocityShares Volatility Tail Risk Hedged Large Cap Index, returned -1.99%, and its secondary benchmark, the S&P 500 Index, returned 3.09%. The Fund underperformed its secondary benchmark due to an unrealized need for equity hedging amid positive equity performance.

•	TRSK seeks to provide investment results that correspond generally, before fees and expenses, to the performance of its benchmark. This liquid alternative ETF is designed to provide a systematic solution to the problem of efficiently hedging the downside risk of an equity portfolio via exposure to VIX futures. It’s comprised of an 85% exposure to large-cap equities (S&P 500® Index) and a 15% exposure to a volatility component designed to efficiently hedge against large market declines. TRSK automatically rebalances back to these target allocations at each month-end.

Janus Detroit Street Trust ½ 1

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Fund At A Glance

October 31, 2016

Top Holdings – (% of Net Assets)
SPDR S&P500 Trust	28.4%
Vanguard S&P 500	28.3%
iShares Core S&P 500	28.3%
State Street Institutional U.S. Government Money Market Fund	14.2%

99.2%

2 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Performance

The Fund commenced operations on July 18, 2016, after the reorganization of Janus Velocity Tail Risk Hedged Large Cap ETF, the Fund’s predecessor fund (“Predecessor Fund”), into the Fund. The performance shown prior to July 18, 2016 reflects the historical performance of the Predecessor Fund prior to the reorganization, calculated using the fees and expenses of the Predecessor Fund. If the Fund had been available during periods prior to July 18, 2016, the performance shown may have been different. The Fund’s financial statements incorporate the financial statements of the Predecessor Fund for periods prior to July 18, 2016.

The chart above represents historical performance of a hypothetical investment of $10,000 from the inception date of the Predecessor Fund to October 31, 2016. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Return for the periods ended October 31, 2016
	One Year	Since Inception*
Janus Velocity Tail Risk Hedged Large Cap ETF – NAV	-2.30%	3.74%
Janus Velocity Tail Risk Hedged Large Cap ETF – Market Price	-2.44%	3.77%
VelocityShares Tail Risk Hedged Large Cap Index	-1.48%	4.41%
S&P 500 Index	4.51%	11.28%

The estimated annual gross expense ratio per the prospectus dated July 18, 2016 is 0.71%.

*	The Predecessor Fund’s inception date is June 21, 2013.

The inception date of VelocityShares Tail Risk Hedged Large Cap Index (TRSKID) is April 30, 2012.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index ETFs in which it invests. Cleared and over-the-counter swap agreements are used in addition to other derivatives to obtain exposure to these underlying volatility ETFs. The fund is subject to risks similar to those of stocks, including those regarding short selling and margin account maintenance.

Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. This could result in losses that significantly exceed the original investment.

Returns include reinvestment of dividends and capital gains.

VelocityShares Volatility Tail Risk Hedged Large Cap Index combines 85% exposure to a large cap equity portfolio with a 15% exposure to a volatility strategy intended to hedge against tail risk events in the S&P 500® Index.

S&P 500® Index measures broad U.S. equity performance.

Janus Detroit Street Trust ½ 3

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Performance

Chicago Board of Options Exchange (CBOE) Volatility Index® (VIX®) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge. The VIX® volatility methodology is the property of CBOE, which is not affiliated with Janus.

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

The index provider is Janus Index & Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Janus Index.

4 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Net Annualized Expense Ratio (5/1/16 - 10/31/16)††
$1,000.00	$994.10	$3.26	$1,000.00	$1,021.87	$3.30	0.65%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Detroit Street Trust ½ 5

Janus Velocity Tail Risk Hedged Large Cap ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Velocity Tail Risk Hedged Large Cap ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Velocity Tail Risk Hedged Large Cap ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 1, 2015 through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for each of the years or periods ended on or prior to November 30, 2015 were audited by other auditors whose report dated January 28, 2016 expressed an unqualified opinion on those statements.

Denver, Colorado

December 21, 2016

6 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Investment Companies – 99.2%
Exchange-Traded Funds (ETFs) – 85.0%
iShares Core S&P 500	19,603	$4,188,965
SPDR S&P500 Trust	19,714	4,190,211
Vanguard S&P 500	21,470	4,189,441

		12,568,617
Money Markets – 14.2%
State Street Institutional U.S. Government Money Market Fund	2,100,934	2,100,934
Total Investments (total cost $14,446,391) – 99.2%		14,669,551
Cash, Receivables and Other Assets, net of Liabilities – 0.8%		121,218
Net Assets – 100%		$14,790,769

Schedule of Total Return Swaps

Counterparty	Return Paid by the Fund	Return Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas	1.970%	S&P 500 VIX Futures Tail Risk Index	10/31/17	$(1,329,432)	$(320,752)
	1.970	S&P 500 VIX Futures Tail Risk Index	11/30/17	(66,000)	(15,485)
	1.970	S&P 500 VIX Futures Tail Risk Index	11/30/17	(203,390)	(46,706)
	1.970	S&P 500 VIX Futures Tail Risk Index	12/29/17	(310,000)	(70,021)
	1.970	S&P 500 VIX Futures Tail Risk Index	12/29/17	(194,540)	(33,169)
	1.970	S&P 500 VIX Futures Tail Risk Index	1/31/18	(445,000)	(19,309)
	1.970	S&P 500 VIX Futures Tail Risk Index	2/1/18	(51,000)	(2,616)
	1.970	S&P 500 VIX Futures Tail Risk Index	5/1/18	(109,000)	(680)
Total					$(508,738)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Schedule of Investments and Other Information

SPDR	Standard & Poor’s Depositary Receipt

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$12,568,617	$2,100,934	$—

Total Assets	$12,568,617	$2,100,934

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$508,738	$—

(a)	Other financial instruments include swap contracts. Swap contracts are reported at their market value at measurement date.

8 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$14,446,391
Investments, at value	14,669,551
Restricted cash (Note 1)	670,000
Receivables:
Investments sold	27,000
Dividends	442
Total Assets	15,366,993
Liabilities:
Outstanding swap contracts, at value	508,738
Payables:
Investments purchased	59,285
Management fees	8,201
Total Liabilities	576,224
Net Assets	$14,790,769
Net Assets Consists of:
Capital (par value and paid-in surplus)	$18,377,003
Undistributed net investment income/(loss)	16,453
Undistributed net realized gain/(loss) from investments	(3,317,109)
Unrealized net appreciation/(depreciation) on investments	(285,578)
Total Net Assets	$14,790,769
Net Assets	$14,790,769
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	550,000
Net Asset Value Per Share	$26.89

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

Janus Velocity Tail Risk Hedged Large Cap ETF

Statement of Operations

	For the period ended October 31, 2016(1)	For the year ended November 30, 2015(2)
Investment Income:
Dividends	$478,907	$682,748
Total Investment Income	478,907	682,748
Expenses:
Management fees	140,358	264,025
Total Expenses	140,358	264,025
Net Investment Income/(Loss)	338,549	418,723
Net Realized Gain/(Loss) on Investments:
Investments	1,551,438	614,704
Swap contracts	(2,327,054)	(765,768)
Total Net Realized Gain/(Loss) on Investments	(775,616)	(151,064)
Change in Unrealized Net Appreciation/Depreciation:
Investments	(2,721,578)	(282,999)
Swap contracts	1,406,889	(1,046,788)
Total Change in Unrealized Net Appreciation/Depreciation	(1,314,689)	(1,329,787)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,751,756)	$(1,062,128)

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Statements of Changes in Net Assets

	Period ended October 31, 2016(1)	Year ended November 30, 2015(2)	Year ended November 30, 2014(3)
Operations:
Net investment income/(loss)	$338,549	$418,723	$205,856
Net realized gain/(loss) on investments	(775,616)	(151,064)	(86,740)
Change in unrealized net appreciation/depreciation	(1,314,689)	(1,329,787)	2,260,904
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,751,756)	(1,062,128)	2,380,020
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(438,800)	(307,279)	(134,087)
Return of Capital	—	—	(51,870)
Capital Share Transactions	(23,462,044)	7,189,804	31,091,332
Net Increase/(Decrease) in Net Assets	(25,652,600)	5,820,397	33,285,395
Net Assets:
Beginning of year	40,443,369	34,622,972	1,337,577
End of year	$14,790,769	$40,443,369	$34,622,972

Undistributed Net Investment Income/(Loss)	$16,453	$111,444	$—

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.
(3)	Period from December 1, 2013 through November 30, 2014.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

Janus Velocity Tail Risk Hedged Large Cap ETF

Financial Highlights

For a share outstanding during the period ended October 31, 2016, and each year and period ended November 30	2016(1)	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$27.89	$28.85	$26.75	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.39	0.29	0.24	0.24
Net realized and unrealized gain/(loss)	(0.94)	(1.02)	2.14	1.91
Total from Investment Operations	(0.55)	(0.73)	2.38	2.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.23)	(0.23)	(0.37)
Distributions (from capital gains)	—	—	—	—
Return of Capital	—	—	(0.05)	(0.03)
Total Dividends and Distributions	(0.45)	(0.23)	(0.28)	(0.40)
Net Asset Value, End of Period	$26.89	$27.89	$28.85	$26.75
Total Return*	(1.95)%	(2.52)%	8.94%	8.66%
Net assets, End of year (in thousands)	$14,791	$40,443	$34,623	$1,338
Average Net Assets for the Period (in thousands)	$23,456	$40,633	$23,370	$2,170
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	1.57%	1.03%	0.89%	2.21%
Portfolio Turnover Rate(4)	2%	11%	2%	4%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from June 21, 2013 (inception date) through November 30, 2013.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Velocity Tail Risk Hedged Large Cap ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Tail Risk Hedged Large Cap Index (the “Underlying Index”). The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization and Termination (the “Reorganization”), the Fund acquired all of the assets and liabilities of Janus Velocity Tail Risk Hedged Large Cap ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, on July 18, 2016. The shareholders of the Predecessor Fund received shares of the Fund with an aggregate NAV equal to the aggregate NAV of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Fund
950,000	1.00	950,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on July 15, 2016, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$—	$27,633,999	$27,633,999
Accumulated Net Investment Income	—	(64,003)	(64,003)
Accumulated Net Realized Gain	—	(1,858,162)	(1,858,162)
Net Unrealized Appreciation	—	263,108	263,108
Net Assets	—	25,974,942	25,974,942
Cost of Investments	—	21,015,197	21,015,197

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the year ended November 30, 2015, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The fiscal year end of the Predecessor Fund was November 30, 2015. Subsequent to November 30, 2015, the Fund changed its fiscal year end to October 31, 2016, to reflect the fiscal year end of the Trust.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may

Janus Detroit Street Trust ½ 13

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

14 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of October 31, 2016, the Fund has restricted cash in the amount of $670,000. The restricted cash represents collateral pledged in relation to derivatives. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended October 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with

Janus Detroit Street Trust ½ 15

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the

16 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity volatility indices in order to track the funds underlying index. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of the index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended October 31, 2016, the average ending monthly market value amounts on swaps were $498,681.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2016

Equity Contracts
Liability Derivatives:
Outstanding swap contracts, at value	$508,738

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended October 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(2,327,054)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$1,406,889

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended November 30, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(765,768)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(1,046,788)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

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Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or

18 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital” or “Janus”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in ETFs that provide exposure to a broad range of securities, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of October 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas	$508,738	$—	$(508,738)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Detroit Street Trust ½ 19

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Effective February 22, 2016, the Fund entered into an investment advisory agreement with Janus Capital. Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.65% of the Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Advisors, Inc. (“ALPS”), the Predecessor Fund’s investment advisor, had entered into an investment advisory agreement with ALPS ETF Trust, whereby ALPS earned, on a monthly basis, an advisory fee equal to an annual rate of 0.65% of the Predecessor Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Fund Services, Inc. served as the Predecessor Fund’s administrator. ALPS Fund Services, Inc. did not receive any additional compensation for serving as administrator for the Predecessor Fund.

Effective February 22, 2016, Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and

20 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences
$16,453	$—	$(3,268,014)	$—	$—	$(508,738)	$174,065

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(2,979,739)	$(288,275)	$(3,268,014)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$14,495,486	$174,065	$—	$174,065

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$438,800	$—	$—	$—

For the year ended November 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$307,279	$—	$—	$—

Janus Detroit Street Trust ½ 21

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$1,741,251	$5,260	$(1,746,511)

6. Capital Share Transactions

	Period ended October 31, 2016(1)		Year ended November 30, 2015(2)		Year ended November 30, 2014(3)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	750,000	$20,452,406	450,000	$12,811,839	1,150,000	$31,091,332
Shares repurchased	(1,650,000)	(43,914,450)	(200,002)	(5,622,035)	—	—
Net Increase/(Decrease)	(900,000)	($23,462,044)	249,998	$7,189,804	1,150,000	$31,091,332

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.
(3)	Period from December 1, 2013 through November 30, 2014.

7. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,682,256	$7,634,811	$—	$—

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$17,402,077	$22,664,509	$—	$—

During the period ended October 31, 2016, the Fund had net realized gain/(loss) of $810,320 from in-kind redemptions.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24,

22 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Notes to Financial Statements

2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

Janus Detroit Street Trust ½ 23

Janus Velocity Tail Risk Hedged Large Cap ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent 12-month period ended June 30 is also available, free of charge, by calling (toll free) 1-866-675-2639 and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Dividends Received Deduction Percentage	88%
Qualified Dividend Income Percentage	93%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

24 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF AND JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “New Hedged Equity Fund” and collectively, the “New Hedged Equity Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the companies considered to be in that New Hedged Equity Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients. With regard to each New Hedged Equity Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Hedged Equity Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Hedged Equity Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Hedged Equity Fund’s proposed fees with those of other funds in the New Hedged Equity Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Hedged Equity Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Hedged Equity Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Hedged Equity Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as each New Hedged Equity Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Hedged Equity Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Hedged Equity Funds or the Adviser. The Board noted that it had received performance information of comparable operational ETFs tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Hedged Equity Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Hedged Equity Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the investment advisory agreement for each New Hedged Equity Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had

Janus Detroit Street Trust ½ 25

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

26 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Janus Detroit Street Trust ½ 27

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

28 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 29

Janus Velocity Tail Risk Hedged Large Cap ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Velocity Tail Risk Hedged Large Cap ETF, a series of ALPS ETF Trust (“Predecessor Fund”) was held on July 12, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of NAV held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

Approve an Agreement and Plan of Reorganization and Termination providing for the reorganization of Predecessor Fund, a series of ALPS ETF Trust, into Janus Velocity Tail Risk Hedged Large Cap ETF (“New Fund”), a newly created series of Janus Detroit Street Trust, and complete liquidation and dissolution of Predecessor Fund.

Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	Total
31,037,976.00	19,455,467.02	9,986.13	174,082.56	19,639,535.71

Percentage of Total Outstanding Votes (%)				Percentage Voted (%)
Affirmative	Against	Abstain	Total	Affirmative	Against	Abstain	Total
62.69	0.03	0.56	63.28	99.06	0.05	0.89	100.00

30 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Janus Detroit Street Trust ½ 31

Janus Velocity Tail Risk Hedged Large Cap ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

32 ½ OCTOBER 31, 2016

Janus Velocity Tail Risk Hedged Large Cap ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 33

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6024	125-02-93067 12-16

ANNUAL REPORT

October 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Janus Detroit Street Trust

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

INVESTMENT OBJECTIVE

The Janus Velocity Volatility Hedged Large Cap ETF seeks to provide investment results that correspond generally, before fees and expenses, to the performance of the VelocityShares Volatility Hedged Large Cap Index. The Underlying Index is an index comprised of three large capitalization equity ETFs and two volatility related ETFs (“Underlying Index ETFs”). The ETF will seek to achieve its investment objective by investing at least 80% of its total assets in Underlying Index ETFs. The ETF also intends to invest 15%, but may invest up to 20%, of its assets in swap agreements or other derivatives instead of investing directly in certain Underlying Index ETFs.

PERFORMANCE OVERVIEW

•	Large-cap stocks registered solid gains during the period December 1, 2015 through October 31, 2016. At the end of 2015, investors largely took the Federal Reserve’s (Fed) first interest rate hike in a decade in stride. However, volatility returned in early 2016 as concerns about global growth re-emerged. Improving data enabled stocks to recover during the spring, but that ended with the UK’s surprise decision to leave the European Union in June 2016. Stocks again proved resilient through the end of the period, although markets retreated slightly over the course of October as investors exhibited pre-election apprehension despite a stream of relatively solid economic data.

•	During the period, the Janus Velocity Volatility Hedged Large Cap ETF (SPXH) returned -0.23% (based on NAV); its primary benchmark, the VelocityShares Volatility Hedged Large Cap Index, returned 0.53%, and its secondary benchmark, the S&P 500 Index, returned 3.09%. The underperformance relative to the secondary benchmark was due to an unrealized need for equity hedging amid positive equity performance.

•	SPXH seeks to provide investment results that correspond generally, before fees and expenses, to the performance of its benchmark. This core ETF is designed to provide a systematic solution to the problem of efficiently hedging the downside risk of an equity portfolio via exposure to VIX futures. It’s comprised of an 85% exposure to large-cap equities (S&P 500® Index) and a 15% exposure to a volatility component designed to efficiently hedge against large market declines. SPXH automatically rebalances back to these target allocations at each month-end.

Janus Detroit Street Trust ½ 1

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Fund At A Glance

October 31, 2016

Top Holdings – (% of Net Assets)
SPDR S&P500 Trust	28.4%
Vanguard S&P 500	28.3%
iShares Core S&P 500	28.3%
State Street Institutional U.S. Government Money Market Fund	11.8%

96.8%

2 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Performance

The Fund commenced operations on July 18, 2016, after the reorganization of Janus Velocity Volatility Hedged Large Cap ETF, the Fund’s predecessor fund (“Predecessor Fund”), into the Fund. The performance shown prior to July 18, 2016 reflects the historical performance of the Predecessor Fund prior to the reorganization, calculated using the fees and expenses of the Predecessor Fund. If the Fund had been available during periods prior to July 18, 2016, the performance shown may have been different. The Fund’s financial statements incorporate the financial statements of the Predecessor Fund for periods prior to July 18, 2016.

The chart above represents historical performance of a hypothetical investment of $10,000 from the inception date of the Predecessor Fund to October 31, 2016. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Return for the periods ended October 31, 2016
	One Year	Since Inception*
Janus Velocity Volatility Hedged Large Cap ETF – NAV	0.48%	6.17%
Janus Velocity Volatility Hedged Large Cap ETF – Market Price	0.24%	6.19%
VelocityShares Volatility Hedged Large Cap Index	1.25%	6.79%
S&P 500® Index	4.51%	11.28%

The estimated annual gross expense ratio per the prospectus dated July 18, 2016 is 0.71%.

*	The Predecessor Fund’s inception date is June 21, 2013.

The inception date of VelocityShares Volatility Hedged Large Cap Index (SPXHID) is April 30, 2012.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index ETFs in which it invests. Cleared and over-the-counter swap agreements are used in addition to other derivatives to obtain exposure to these underlying volatility ETFs. The fund is subject to risks similar to those of stocks, including those regarding short selling and margin account maintenance.

Derivatives may be more sensitive to changes in economic or market conditions than other types of investments. This could result in losses that significantly exceed the original investment.

Returns include reinvestment of dividends and capital gains.

VelocityShares Volatility Hedged Large Cap Index combines 85% exposure to a large cap equity portfolio with a 15% exposure to a volatility strategy intended to hedge against large declines in the S&P 500® Index.

S&P 500® Index measures broad U.S. equity performance.

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

Janus Detroit Street Trust ½ 3

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Performance

Chicago Board of Options Exchange (CBOE) Volatility Index® (VIX®) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge. The VIX® volatility methodology is the property of CBOE, which is not affiliated with Janus.

The index provider is Janus Index & Calculation Services LLC (“Janus Index”). Janus Index maintains the indices and calculates the index levels and performance shown or discussed, but does not manage actual assets. Janus Index receives compensation in connection with licensing its indices to third parties including the provision of any related data.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Janus Index.

4 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Beginning Account Value (5/1/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (5/1/16 - 10/31/16)†	Net Annualized Expense Ratio (5/1/16 - 10/31/16)††
$1,000.00	$1,021.20	$3.30	$1,000.00	$1,021.87	$3.30	0.65%

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

Janus Detroit Street Trust ½ 5

Janus Velocity Volatility Hedged Large Cap ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

Janus Velocity Volatility Hedged Large Cap ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Janus Velocity Volatility Hedged Large Cap ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets, and the financial highlights for the period December 1, 2015 through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements and financial highlights of the Fund for each of the years or periods ended on or prior to November 30, 2015 were audited by other auditors whose report dated January 28, 2016 expressed an unqualified opinion on those statements.

Denver, Colorado

December 21, 2016

6 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Investment Companies – 96.8%
Exchange-Traded Funds (ETFs) – 85.0%
iShares Core S&P 500	54,505	$11,647,173
SPDR S&P500 Trust	54,812	11,650,291
Vanguard S&P 500	59,705	11,650,237

		34,947,701
Money Markets – 11.8%
State Street Institutional U.S. Government Money Market Fund	4,848,349	4,848,349
Total Investments (total cost $37,945,254) – 96.8%		39,796,050
Cash, Receivable and Other Assets, net of Liabilities – 3.2%		1,314,785
Net Assets – 100%		$41,110,835

Schedule of Total Return Swaps

Counterparty	Return Paid by the Fund	Return Received by the Fund	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
BNP Paribas	1.970%	S&P 500 VIX Futures Variable Long/Short Index	5/31/17	$(333,900)	$(50,792)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	5/31/17	(838,414)	(231,810)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	6/30/17	(1,673,000)	(309,121)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	7/31/17	(320,000)	(24,326)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	9/29/17	(1,100)	(65)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	10/31/17	(97,000)	(8,679)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	11/30/17	(38,000)	(3,314)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	12/29/17	(421,604)	(33,278)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	1/31/18	(1,060,000)	86,728
	1.970	S&P 500 VIX Futures Variable Long/Short Index	2/1/18	(1,121,529)	(12,538)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	5/1/18	(215,000)	(1,626)
	1.970	S&P 500 VIX Futures Variable Long/Short Index	6/1/18	(559,549)	1
Total					$(588,820)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

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Janus Velocity Volatility Hedged Large Cap ETF

Notes to Schedule of Investments and Other Information

SPDR	Standard & Poor’s Depositary Receipt

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Investment Companies	$34,947,701	$4,848,349	$—

Total Investments in Securities	$34,947,701	$4,848,349	$—
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$86,729	$—

Total Assets	$34,947,701	$4,935,078	$—

Liabilities
Other Financial Instruments(a):
Outstanding Swap Contracts, at Value	$—	$675,549	$—

(a)	Other financial instruments include swap contracts. Swap contracts are reported at their market value at measurement date.

8 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$37,945,254
Investments, at value	39,796,050
Cash	765,000
Restricted cash (Note 1)	1,480,000
Outstanding swap contracts, at value	86,729
Receivables:
Investments sold	626,049
Dividends	1,231
Total Assets	42,755,059
Liabilities:
Outstanding swap contracts, at value	675,549
Payables:
Investments purchased	922,786
Management fees	23,486
Interest on swap contracts	22,403
Total Liabilities	1,644,224
Net Assets	$41,110,835
Net Assets Consists of:
Capital (par value and paid-in surplus)	$44,433,651
Undistributed net investment income/(loss)	41,435
Undistributed net realized gain/(loss) from investments	(4,626,227)
Unrealized net appreciation/(depreciation) on investments	1,261,976
Total Net Assets	$41,110,835
Net Assets	$41,110,835
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	1,400,000
Net Asset Value Per Share	$29.36

See Notes to Financial Statements.

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Janus Velocity Volatility Hedged Large Cap ETF

Statement of Operations

	For the period ended October 31, 2016(1)	For the year ended November 30, 2015(2)
Investment Income:
Dividends	$900,144	$1,287,197
Total Investment Income	900,144	1,287,197
Expenses:
Management fees	262,958	463,861
Total Expenses	262,958	463,861
Net Investment Income/(Loss)	637,186	823,336
Net Realized Gain/(Loss) on Investments:
Investments	2,149,687	2,383,170
Swap contracts	(3,462,098)	(1,050,238)
Total Net Realized Gain/(Loss) on Investments	(1,312,411)	1,332,932
Change in Unrealized Net Appreciation/Depreciation:
Investments	(1,794,101)	(1,966,073)
Swap contracts	2,310,263	(2,039,451)
Total Change in Unrealized Net Appreciation/Depreciation	516,162	(4,005,524)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(159,063)	$(1,849,256)

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Statements of Changes in Net Assets

	Period ended October 31, 2016(1)	Year ended November 30, 2015(2)	Year ended November 30, 2014(3)
Operations:
Net investment income/(loss)	$637,186	$823,336	$262,430
Net realized gain/(loss) on investments	(1,312,411)	1,332,932	(109,281)
Change in unrealized net appreciation/depreciation	516,162	(4,005,524)	4,085,876
Net Increase/(Decrease) in Net Assets Resulting from Operations	(159,063)	(1,849,256)	4,239,025
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(817,870)	(610,565)	(148,685)
Net Realized Gains	—	—	(6,021)
Return of Capital	—	—	(88,105)
Capital Share Transactions	(24,623,793)	(5,898,721)	62,717,368
Net Increase/(Decrease) in Net Assets	(25,600,726)	(8,358,542)	66,713,582
Net Assets:
Beginning of year	66,711,561	75,070,103	8,356,521
End of year	$41,110,835	$66,711,561	$75,070,103

Undistributed Net Investment Income/(Loss)	$41,435	$212,771	$—

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.
(3)	Period from December 1, 2013 through November 30, 2014.

See Notes to Financial Statements.

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Janus Velocity Volatility Hedged Large Cap ETF

Financial Highlights

For a share outstanding during the period ended October 31, 2016, and each year and period ended November 30	2016(1)	2015	2014	2013(2)
Net Asset Value, Beginning of Period	$29.65	$30.64	$27.85	$25.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.42	0.35	0.21	0.12
Net realized and unrealized gain/(loss)	(0.21)	(1.10)	2.84	2.88
Total from Investment Operations	0.21	(0.75)	3.05	3.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.24)	(0.19)	(0.10)
Distributions (from capital gains)	—	—	(0.00)(4)	—
Return of Capital	—	—	(0.07)	(0.05)
Total Dividends and Distributions	(0.50)	(0.24)	(0.26)	(0.15)
Net Asset Value, End of Period	$29.36	$29.65	$30.64	$27.85
Total Return*	0.75%	(2.44)%	11.00%	12.04%
Net assets, End of year (in thousands)	$41,111	$66,712	$75,070	$8,357
Average Net Assets for the Period (in thousands)	$43,960	$71,258	$37,409	$5,892
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.65%	0.65%	0.65%
Ratio of Net Investment Income/(Loss)	1.57%	1.15%	0.71%	1.05%
Portfolio Turnover Rate(5)	3%	4%	1%	2%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from June 21, 2013 (inception date) through November 30, 2013.
(3)	Per share amounts are calculated based on average shares outstanding during the year or period.
(4)	Less than $0.005 per share.
(5)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Janus Velocity Volatility Hedged Large Cap ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally, before fees and expenses, to the performance of its underlying index, the VelocityShares Volatility Hedged Large Cap Index (the “Underlying Index”). The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization and Termination (the “Reorganization”), the Fund acquired all of the assets and liabilities of Janus Velocity Volatility Hedged Large Cap ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, on July 18, 2016. The shareholders of the Predecessor Fund received shares of the Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of their shares in the Predecessor Fund immediately prior to the Reorganization at the following conversion ratios:

Predecessor Fund Shares Prior to Reorganization	Conversion Ratio	New Shares Issued by the Fund
950,000	1.00	950,000

The Reorganization was treated as a tax-free exchange for federal income tax purposes, and accordingly, the basis of the assets of the Fund reflected the historical basis of the assets of the Predecessor Fund as of the date of the Reorganization.

The net assets and composition of net assets of the Fund and the Predecessor Fund on July 15, 2016, were as follows:

	Fund	Predecessor Fund	Combined Funds
Paid-in-Capital	$—	$45,280,733	$45,280,733
Accumulated Net Investment Income	—	(100,368)	(100,368)
Accumulated Net Realized Gain	—	(1,473,509)	(1,473,509)
Net Unrealized Appreciation	—	537,352	537,352
Net Assets	—	44,244,208	44,244,208
Cost of Investments	—	35,003,989	35,003,989

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the year ended November 30, 2015, and prior periods, the audit of those financial statements were performed by auditors different from the auditors of this report.

The fiscal year end of the Predecessor Fund was November 30, 2015. Subsequent to November 30, 2015, the Fund changed its fiscal year end to October 31, 2016, to reflect the fiscal year end of the Trust.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at NAV in large increments called “Creation Units” (50,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the

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Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities, including shares of exchange-traded funds, traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

14 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of October 31, 2016, the Fund has restricted cash in the amount of $1,480,000. The restricted cash represents collateral pledged in relation to derivatives. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, options, and swaps. Each derivative instrument that was held by the Fund during the period ended October 31, 2016 is discussed in further detail below.

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Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

The Fund may use derivative instruments for risk management purposes or as part of its investment strategies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

•	Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or

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Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity volatility indices in order to track the funds underlying index. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of the index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period ended October 31, 2016, the average ending monthly market value amounts on swaps were $1,302,316.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of October 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of October 31, 2016

Equity Contracts
Asset Derivatives:
Outstanding swap contracts, at value	$86,729
Liability Derivatives:
Outstanding swap contracts, at value	$675,549

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended October 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended October 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(3,462,098)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$2,310,263

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Notes to Financial Statements

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended November 30, 2015

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(1,050,238)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Swap contracts	$(2,039,451)

Please see the Fund’s Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair

18 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital Management LLC (“Janus Capital” or “Janus”) believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the NAV of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in ETFs that provide exposure to a broad range of securities, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of

Janus Detroit Street Trust ½ 19

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

October 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas	$86,729	$(86,729)	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Amounts of Recognized Liabilities	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
BNP Paribas	$675,549	$(86,729)	$(588,820)	$—

(a)	Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.
(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

4. Investment Advisory Agreements and Other Transactions with Affiliates

Effective February 22, 2016, the Fund entered into an investment advisory agreement with Janus Capital. Under its unitary fee structure, the Fund pays Janus Capital a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.65% of the Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Advisors, Inc. (“ALPS”), the Predecessor Fund’s investment advisor, had entered into an investment advisory agreement with ALPS ETF Trust, whereby ALPS earned, on a monthly basis, an advisory fee equal to an annual rate of 0.65% of the Predecessor Fund’s average daily net assets.

Prior to the Reorganization on July 18, 2016, ALPS Fund Services, Inc. served as the Predecessor Fund’s administrator. ALPS Fund Services, Inc. did not receive any additional compensation for serving as administrator for the Predecessor Fund.

Effective February 22, 2016, Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares

20 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

5. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences
$41,435	$—	$(4,547,933)	$—	$—	$(588,820)	$1,772,502

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(3,149,254)	$(1,398,679)	$(4,547,933)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$38,023,548	$1,772,502	$—	$1,772,502

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive

Janus Detroit Street Trust ½ 21

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$817,870	$—	$—	$—

For the year ended November 30, 2015
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$610,565	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$2,141,882	$9,348	$(2,151,230)

6. Capital Share Transactions

	Period ended October 31, 2016(1)		Year ended November 30, 2015(2)		Year ended November 30, 2014(3)
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	100,000	$2,907,773	350,000	$10,663,752	2,150,000	$62,717,368
Shares repurchased	(950,000)	(27,531,566)	(550,002)	(16,562,473)	—	—
Net Increase/(Decrease)	(850,000)	$(24,623,793)	(200,002)	$(5,898,721)	2,150,000	$62,717,368

(1)	Period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31.
(2)	Period from December 1, 2014 through November 30, 2015.
(3)	Period from December 1, 2013 through November 30, 2014.

7. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$6,901,131	$6,840,006	$—	$—

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,482,563	$23,580,309	$—	$—

During the period ended October 31, 2016, the Fund had net realized gain/(loss) of $264,399 from in-kind redemptions.

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

22 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Notes to Financial Statements

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

Janus Detroit Street Trust ½ 23

Janus Velocity Volatility Hedged Large Cap ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent 12-month period ended June 30 is also available, free of charge, by calling (toll free) 1-866-675-2639 and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Dividends Received Deduction Percentage	87%
Qualified Dividend Income Percentage	94%

Licensing Agreements

Janus Index & Calculation Services LLC (“Janus Index Services”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Janus Index Services to use the Underlying Index. Janus Index Services is affiliated with the Fund and Janus Capital. This affiliation may create potential conflicts for Janus Index Services as it may have an interest in the performance of the Fund, which could motivate it to alter the Underlying Index methodology for the Underlying Index. Janus Index Services has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts.

Janus Index Services is the licensor of certain trademarks, service marks, and trade names. Neither Janus Index Services nor any of its affiliates make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Janus Index Services without regard to Janus Capital or the Fund. Janus Index Services has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Janus Index Services is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH JANUS INDEX SERVICES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. JANUS INDEX SERVICES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. JANUS INDEX SERVICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

24 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF AND JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF

The Trustees of Janus Detroit Street Trust (the “Trust”), the majority of whom serve as “independent” Trustees (the “Independent Trustees”) met on February 3, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “New Hedged Equity Fund” and collectively, the “New Hedged Equity Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from Janus Capital Management LLC, the investment adviser (the “Adviser”), including: (i) a copy of the form of Investment Management Agreement, with respect to the Adviser’s management of the assets of each New Hedged Equity Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Hedged Equity Fund, and the fees the Adviser will charge to the New Hedged Equity Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Hedged Equity Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Hedged Equity Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Hedged Equity Fund by the Adviser; the Adviser’s personnel and operations; each New Hedged Equity Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Hedged Equity Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Hedged Equity Funds. They recognized that an affiliate of the Adviser would separately serve the New Hedged Equity Funds as index provider. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Hedged Equity Funds therefor, the New Hedged Equity Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the success of the New Hedged Equity Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Hedged Equity Funds. The Board considered and determined that the services provided by the Adviser to the New Hedged Equity Funds were in addition to, rather than duplicative of, services provided under the advisory contracts of the ETFs in which these funds intended on investing.

The Board, including the Independent Trustees, considered the following in respect of each New Hedged Equity Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Hedged Equity Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Hedged Equity Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with each New Hedged Equity Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Hedged Equity Fund; the management of the day-to-day investment and reinvestment of the assets of each New Hedged Equity Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Hedged Equity Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Hedged Equity Funds.

Janus Detroit Street Trust ½ 25

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Hedged Equity Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Advisers from the relationship with the New Hedged Equity Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Hedged Equity Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Hedged Equity Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients. With regard to each New Hedged Equity Fund, the Board noted the following:

The Board noted that the Adviser was recommending a unitary fee that was lower than each New Hedged Equity Fund’s respective peer group median total expense ratio.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Hedged Equity Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Hedged Equity Fund’s proposed fees with those of other funds in the New Hedged Equity Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Hedged Equity Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Hedged Equity Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the Trust is newly formed, the Trust and the New Hedged Equity Funds had not commenced operations, and the eventual aggregate amount of assets was uncertain, the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale would be realized as each New Hedged Equity Fund grows and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the Funds and the Adviser.

Because each New Hedged Equity Fund is newly formed and had not commenced operations, the Board did not consider the investment performance of the New Hedged Equity Funds or the Adviser. The Board noted that it had received performance information of comparable operational ETFs tracking similar underlying indices.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Hedged Equity Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Hedged Equity Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the investment advisory agreement for each New Hedged Equity Fund.

26 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

Janus Detroit Street Trust ½ 27

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the

28 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Janus Detroit Street Trust ½ 29

Janus Velocity Volatility Hedged Large Cap ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

30 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Shareholder Meeting (unaudited)

A Special Meeting of Shareholders of Janus Velocity Volatility Hedged Large Cap ETF, a series of ALPS ETF Trust (“Predecessor Fund”) was held on July 12, 2016. At the meeting, the following matter was voted on and approved by the Shareholders. Each whole or fractional vote reported represents one whole or fractional dollar of NAV held on the record date for the meeting. The results of the Special Meeting of Shareholders are noted below.

Proposal

Approve an Agreement and Plan of Reorganization and Termination providing for the reorganization of Predecessor Fund, a series of ALPS ETF Trust, into Janus Velocity Volatility Hedged Large Cap ETF (“New Fund”), a newly created series of Janus Detroit Street Trust, and complete liquidation and dissolution of Predecessor Fund.

Number of Votes ($)
Record Date Votes ($)	Affirmative	Against	Abstain	Total
40,380,200.23	22,795,488.32	0.00	58,926.25	22,854,414.57

Percentage of Total Outstanding Votes (%)				Percentage Voted (%)
Affirmative	Against	Abstain	Total	Affirmative	Against	Abstain	Total
56.45	0.00	0.15	56.60	99.74	0.00	0.26	100.00

Janus Detroit Street Trust ½ 31

Janus Velocity Volatility Hedged Large Cap ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

32 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 33

Janus Velocity Volatility Hedged Large Cap ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.
Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

34 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 35

Janus Velocity Volatility Hedged Large Cap ETF

Notes

36 ½ OCTOBER 31, 2016

Janus Velocity Volatility Hedged Large Cap ETF

Notes

Janus Detroit Street Trust ½ 37

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6022	125-02-93066 12-16

ANNUAL REPORT

October 31, 2016

The Health and Fitness ETF

Janus Detroit Street Trust

The Health and Fitness ETF (unaudited)

INVESTMENT OBJECTIVE

The Health and Fitness ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance globally of companies that are positioned to profit from servicing those participating in health and fitness activities, including companies whose business is focused on fitness technology/equipment, sports apparel, nutrition, and sports/fitness facilities.

The Health and Fitness ETF began investment operations on June 8, 2016. The information provided for The Health and Fitness ETF reflects investment activity for the period June 8, 2016 to October 31, 2016.

Janus Detroit Street Trust ½ 1

The Health and Fitness ETF (unaudited)

Fund At A Glance

October 31, 2016

5 Largest Equity Holdings – (% of Net Assets)
adidas AG
Textiles, Apparel & Luxury Goods	19.1%
NIKE, Inc. - Class B
Textiles, Apparel & Luxury Goods	18.0%
Shimano, Inc.
Leisure Equipment & Products	7.4%
Foot Locker, Inc.
Specialty Retail	5.1%
Vail Resorts, Inc.
Hotels, Restaurants & Leisure	3.5%

53.1%

Sector Allocation – (% of Net Assets)
Consumer, Cyclical	89.6%
Consumer, Non-cyclical	4.8%
Industrial	4.5%
Investment Companies	1.0%
Financial	0.1%

100.0%

Emerging	markets comprised 6.6% of total net assets.

2 ½ OCTOBER 31, 2016

The Health and Fitness ETF (unaudited)

Performance

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cumulative Total Return for the period ended October 31, 2016
Since Inception*
The Health and Fitness ETF – NAV	0.79%
The Health and Fitness ETF – Market Price	0.16%
Solactive Health and Fitness Index	1.05%
MSCI All Country World IndexSM	1.05%

The estimated annual gross expense ratio per the prospectus dated June 7, 2016 is 0.50%.

*	The Fund commenced operations on June 8, 2016.

The inception date of Solactive Health and Fitness Index (FITSID) is December 31, 2015.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index in which it invests.

The Health and Fitness ETF focuses its investments in companies that service those participating in health and fitness activities. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to factors such as rapid changes in consumer trends, marketing campaigns, health reports, and consumers’ disposable income. In addition, these companies typically face intense competition domestically and abroad, which could adversely impact the success of these companies. As a result, the Fund may be subject to greater risks and the value of its investments may fluctuate more than a fund that does not focus its investments.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The ETF is new and has less than one year of operating history.

Returns include reinvestment of dividends and capital gains.

Solactive Health and Fitness Index is designed to track the performance of companies globally that are positioned to profit from servicing those participating in health and fitness activities, including: companies whose business is focused on fitness technology/equipment, sports apparel, nutrition, and sports/fitness facilities.

Janus Detroit Street Trust ½ 3

The Health and Fitness ETF (unaudited)

Performance

MSCI All Country World IndexSM is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Solactive.

4 ½ OCTOBER 31, 2016

The Health and Fitness ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)*	Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)†	Net Annualized Expense Ratio (6/8/16 - 10/31/16)
$1,000.00	$1,007.90	$1.99	$1,000.00	$1,022.62	$2.54	0.50%

*	Actual Expenses Paid During Period reflects only the inception period for the Fund (June 8, 2016 to October 31, 2016) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 145/366 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.
†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Detroit Street Trust ½ 5

The Health and Fitness ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

The Health and Fitness ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Health and Fitness ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period June 8, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provides a reasonable basis for our opinion.

Denver, Colorado

December 21, 2016

6 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – 99.0%
Auto Components – 0.3%
Fox Factory Holding Corp.*	305	$6,619
Distributors – 0.1%
Golfzon Yuwon Holdings Co., Ltd.	242	1,641
Very Good Leisure Co., Ltd.	165	1,197

		2,838
Electronic Equipment & Instruments – 1.0%
Fitbit, Inc. - Class A*	1,935	25,658
Food Products – 1.8%
Glanbia PLC	2,783	45,273
Hotels, Restaurants & Leisure – 5.0%
Accordia Golf Co., Ltd.	900	9,078
ClubCorp Holdings, Inc.	934	10,788
Intrawest Resorts Holdings, Inc.*	184	3,019
Planet Fitness, Inc. - Class A*	384	8,141
Skydive the Beach Group Ltd.	3,005	1,441
Tosho Co., Ltd.	100	4,330
Vail Resorts, Inc.	562	89,605

		126,402
Household Durables – 3.5%
Garmin Ltd.	1,543	74,619
GoPro, Inc. - Class A*	1,192	15,234

		89,853
Leisure Equipment & Products – 17.6%
Accell Group	339	8,473
Amer Sports Oyj	1,566	42,573
Black Diamond, Inc.*	332	1,643
Brunswick Corp.	1,302	56,637
Callaway Golf Co.	1,359	13,875
Dunlop Sports Co., Ltd.	200	1,962
DYACO International, Inc.	292	365
Giant Manufacturing Cos., Ltd.	4,000	28,329
GLOBERIDE, Inc.	200	3,426
Johnson Health Tech Co., Ltd.	2,000	2,909
Johnson Outdoors, Inc. - Class A	64	2,303
KMC Kuei Meng International, Inc.	1,000	3,470
Merida Industry Co., Ltd.	3,000	13,832
Mizuno Corp.	2,000	10,753
Nautilus, Inc.*	442	7,779
Performance Sports Group Ltd.*	640	2,227
Samchuly Bicycle Co., Ltd.	116	1,429
Shimano, Inc.	1,100	188,000
Snow Peak, Inc.	41	1,405
Thule Group AB	1,013	15,664
Vista Outdoor, Inc.*	872	33,720
Yonex Co., Ltd.	200	8,822

		449,596
Personal Products – 3.0%
Herbalife Ltd.*	1,016	61,651
Medifast, Inc.	142	5,831
USANA Health Sciences, Inc.*	77	9,894

		77,376
Specialty Retail – 13.2%
Alpen Co., Ltd.	200	3,641
Asahi Co., Ltd.	200	2,413
Big 5 Sporting Goods Corp.	258	3,999
Cabela’s, Inc.*	703	43,312
Dick’s Sporting Goods, Inc.	1,270	70,675

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Health and Fitness ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Specialty Retail – (continued)
Finish Line, Inc. - Class A	600	$ 11,814
Foot Locker, Inc.	1,968	131,403
Hibbett Sports, Inc.*	323	12,549
Holdsport Ltd.	504	2,205
JD Sports Fashion PLC	1,074	19,918
Sportsman’s Warehouse Holdings, Inc.*	475	4,370
Vitamin Shoppe, Inc.*	377	9,444
Xebio Holdings Co., Ltd.	400	6,208
XXL ASA	1,248	15,654

		337,605
Textiles, Apparel & Luxury Goods – 53.5%
361 Degrees International Ltd.	9,000	3,389
adidas AG	2,978	487,714
ANTA Sports Products Ltd.	13,000	37,551
Asics Corp.	2,700	57,605
China Dongxiang Group Co., Ltd.	47,000	9,152
Columbia Sportswear Co.	391	22,146
Descente Ltd.	700	9,712
Eagle Nice International Holdings Ltd.	4,000	1,202
Feng TAY Enterprise Co., Ltd.	5,000	20,914
Fila Korea Ltd.	126	9,602
Fulgent Sun International Holding Co., Ltd.	432	853
Goldwin, Inc.	200	9,183
HOSA International Ltd.	10,000	3,379
Li Ning Co., Ltd.*	21,000	15,002
Lululemon Athletica, Inc.*	1,423	81,467
NIKE, Inc. - Class B	9,123	457,792
Under Armour, Inc. - Class A*	2,649	82,384
Win Hanverky Holdings Ltd.	8,000	1,372
Xtep International Holdings Ltd.	13,000	5,733
Youngone Corp.	227	6,378
Yue Yuen Industrial Holdings Ltd.	10,500	40,010

		1,362,540
Total Common Stocks (cost $2,507,820)		2,523,760
Investment Companies – 1.0%
State Street Institutional U.S. Government Money Market Fund (cost $25,698)	25,698	25,698
Total Investments (total cost $2,533,518) – 100.0%		2,549,458
Liabilities, net of Cash, Receivables, and Other Assets (0.0)%		(814)
Net Assets – 100%		$2,548,644

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Schedule of Investments

October 31, 2016

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,230,210	48.2%
Germany	487,714	19.1
Japan	316,538	12.4
Canada	81,467	3.2
Switzerland	74,619	2.9
China	74,206	2.9
Taiwan, Province of China	70,672	2.8
Ireland	45,273	1.8
Hong Kong	42,584	1.7
Finland	42,573	1.7
South Korea	20,247	0.8
United Kingdom	19,918	0.8
Sweden	15,664	0.6
Norway	15,654	0.6
Netherlands	8,473	0.3
South Africa	2,205	0.1
Australia	1,441	0.1

Total	$2,549,458	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Health and Fitness ETF

Notes to Schedule of Investments and Other Information

PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks
Leisure Equipment & Products	$447,369	$2,227	$—
All Other	2,074,164	—	—
Investment Companies	—	25,698	—

Total Assets	$2,521,533	$27,925	$—

10 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$2,533,518
Investments, at value	2,549,458
Cash denominated in foreign currency(1)	57
Receivables:
Dividends	239
Total Assets	2,549,754
Liabilities:
Payables:
Management fees	1,110
Total Liabilities	1,110
Net Assets	$2,548,644
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,535,248
Undistributed net investment income/(loss)	342
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(2,876)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	15,930
Total Net Assets	$2,548,644
Net Assets	$2,548,644
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$25.49

(1)	Includes cost of $57.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Health and Fitness ETF

Statement of Operations

For the period ended October 31, 2016(1)

Investment Income:
Dividends	$11,403
Foreign tax withheld	(428)
Total Investment Income	10,975
Expenses:
Management fees	5,175
Total Expenses	5,175
Net Investment Income/(Loss)	5,800
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(2,281)
Total Net Realized Gain/(Loss) on Investments	$(2,281)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$15,930
Total Change in Unrealized Net Appreciation/Depreciation	15,930
Net Increase/(Decrease) in Net Assets Resulting from Operations	$19,449

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Statement of Changes in Net Assets

Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$5,800
Net realized gain/(loss) on investments	(2,281)
Change in unrealized net appreciation/depreciation	15,930
Net Increase/(Decrease) in Net Assets Resulting from Operations	19,449
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(6,053)
Capital Share Transactions	2,535,248
Net Increase/(Decrease) in Net Assets	2,548,644
Net Assets:
Beginning of period	—
End of period	$2,548,644

Undistributed Net Investment Income/(Loss)	$342

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

The Health and Fitness ETF

Financial Highlights

For a share outstanding during the period ended October 31	2016(1)
Net Asset Value, Beginning of Period	$25.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.14
Total from Investment Operations	0.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.06)
Net Asset Value, End of Period	$25.49
Total Return*	0.79%
Net assets, End of year (in thousands)	$2,549
Average Net Assets for the Period (in thousands)	$2,611
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%
Ratio of Net Investment Income/(Loss)	0.56%
Portfolio Turnover Rate(3)	21%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

14 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Health and Fitness ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from June 8, 2016 (commencement of operations) through October 31, 2016. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing those participating in health and fitness activities, including companies whose business is focused on fitness technology/equipment, sports apparel, nutrition, and sports/fitness facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their

Janus Detroit Street Trust ½ 15

The Health and Fitness ETF

Notes to Financial Statements

small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

16 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in

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Notes to Financial Statements

their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid

18 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Notes to Financial Statements

monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2016, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$1,653	$—	$(2,526)	$—	$—	$(10)	$14,279

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(2,526)	$—	$(2,526)

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The Health and Fitness ETF

Notes to Financial Statements

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference(s) between book and tax appreciation or depreciation of investments is wash sale deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,535,179	$142,108	$(127,829)	$14,279

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$6,053	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$—	$595	$(595)

5. Capital Share Transactions

	Period Ended October 31, 2016(1)
	Shares	Amount
Shares sold	100,001	$2,535,248
Shares repurchased	—	—
Net Increase/(Decrease)	100,001	$2,535,248

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$547,780	$572,650	$—	$—

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,535,223	$—	$—	$—

20 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Notes to Financial Statements

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

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The Health and Fitness ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the period June 8, 2016 through June 30, 2016 is also available, free of charge, through Janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Dividends Received Deduction Percentage	60%
Qualified Dividend Income Percentage	97%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

22 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Janus Detroit Street Trust ½ 23

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the

Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

24 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

Janus Detroit Street Trust ½ 25

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

26 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 27

The Health and Fitness ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

28 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee

Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 29

The Health and Fitness ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

30 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Notes

Janus Detroit Street Trust ½ 31

The Health and Fitness ETF

Notes

32 ½ OCTOBER 31, 2016

The Health and Fitness ETF

Notes

Janus Detroit Street Trust ½ 33

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6020	125-02-93068 12-16

ANNUAL REPORT

October 31, 2016

The Long-Term Care ETF

Janus Detroit Street Trust

The Long-Term Care ETF (unaudited)

INVESTMENT OBJECTIVE

The Long-Term Care ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities.

The Long-Term Care ETF began investment operations on June 8, 2016. The information provided for The Long-Term Care ETF reflects investment activity for the period June 8, 2016 to October 31, 2016.

Janus Detroit Street Trust ½ 1

The Long-Term Care ETF (unaudited)

Fund At A Glance

October 31, 2016

5 Largest Equity Holdings – (% of Net Assets)
Ventas, Inc.
Equity Real Estate Investment Trusts (REITs)	20.4%
Welltower, Inc.
Equity Real Estate Investment Trusts (REITs)	19.4%
Orpea
Health Care Providers & Services	5.0%
Senior Housing Properties Trust
Equity Real Estate Investment Trusts (REITs)	4.7%
Omega Healthcare Investors, Inc.
Equity Real Estate Investment Trusts (REITs)	4.6%

54.1%

Sector Allocation – (% of Net Assets)
Financial	69.4%
Consumer, Non-cyclical	29.0%
Communications	1.1%
Consumer, Cyclical	0.2%
Investment Companies	0.0%

99.7%

2 ½ OCTOBER 31, 2016

The Long-Term Care ETF (unaudited)

Performance

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cumulative Total Return for the period ended October 31, 2016
Since Inception*
The Long-Term Care ETF – NAV	-2.56%
The Long-Term Care ETF – Market Price	-2.44%
Solactive Long-Term Care Index	-2.41%
MSCI All Country World IndexSM	1.05%

The estimated annual gross expense ratio per the prospectus dated June 7, 2016 is 0.50%.

*	The Fund commenced operations on June 8, 2016.

The inception date of Solactive Long-Term Care Index (OLDID) is December 31, 2015.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index in which it invests.

The Long-Term Care ETF focuses its investments in companies that provide long-term care to the aging population, many of which are in the health care sector. Because of this, companies in the Fund’s portfolio may share common characteristics and may be more sensitive to factors such as government regulation and cost containment measures, rapid changes in technology and product cycles. As a result, the Fund may be subject to greater risks and the value of its investments may fluctuate more than a fund that does not focus its investments.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The ETF is new and has less than one year of operating history.

Returns include reinvestment of dividends and capital gains.

Solactive Long-Term Care Index is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including: companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses and companies that sell products and services to such facilities.

MSCI All Country World IndexSM is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Solactive.

Janus Detroit Street Trust ½ 3

The Long-Term Care ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)*	Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)†	Net Annualized Expense Ratio (6/8/16 - 10/31/16)
$1,000.00	$974.40	$1.96	$1,000.00	$1,022.62	$2.54	0.50%

*	Actual Expenses Paid During Period reflects only the inception period for the Fund (June 8, 2016 to October 31, 2016) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 145/366 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

4 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

The Long-Term Care ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Long-Term Care ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period June 8, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Denver, Colorado

December 21, 2016

Janus Detroit Street Trust ½ 5

The Long-Term Care ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – 99.7%
Equity Real Estate Investment Trusts (REITs) – 66.4%
CareTrust, Inc.	4,411	$62,107
HCP, Inc.	6,166	211,186
Ingenia Communities Group	13,033	26,975
LTC Properties, Inc.	2,885	144,567
National Health Investors, Inc.	2,879	218,113
New Senior Investment Group, Inc.	6,217	64,781
Omega Healthcare Investors, Inc.	7,101	226,025
Sabra Health Care, Inc.	4,926	114,776
Senior Housing Properties Trust	10,824	230,226
Ventas, Inc.	14,770	1,000,668
Welltower, Inc.	13,902	952,704

		3,252,128
Health Care Providers & Services – 32.0%
Almost Family, Inc.*	386	15,151
Amedisys, Inc.*	2,163	93,571
Arvida Group Ltd.	19,660	15,893
Brookdale Senior Living, Inc.*	14,139	204,026
Capital Senior Living Corp.*	2,166	34,591
Chartwell Retirement Residences	13,353	148,848
Ensign Group Inc	3,648	67,379
Estia Health Ltd.	6,592	13,443
Extendicare, Inc.	6,771	46,580
Five Star Quality Care, Inc.*	2,986	8,361
Genesis Healthcare, Inc.*	1,543	4,043
Japara Healthcare Ltd.	8,212	11,748
Kindred Healthcare, Inc.	6,404	63,079
Korian SA	4,008	122,603
LHC Group, Inc.*	1,102	37,766
Metlifecare Ltd.	9,278	38,365
N Field Co., Ltd.	800	11,427
National HealthCare Corp.	707	45,743
Orpea	2,919	242,673
Regis Healthcare Ltd.	10,550	31,630
Ryman Healthcare Ltd.	30,449	193,435
Sienna Senior Living, Inc.	2,775	33,066
SkyOcean International Holdings Ltd.*	5,000	5,861
Summerset Group Holdings Ltd.	15,149	51,587
Tsukui Corp.	4,000	26,226

		1,567,095
Internet Software & Services – 1.1%
SMS Co., Ltd.	2,000	52,167
Real Estate Management & Development – 0.2%
Lifestyle Communities Ltd.	4,361	12,212
Total Common Stocks (cost $4,946,257)		4,883,602
Investment Companies – 0.0%
State Street Institutional U.S. Government Money Market Fund (cost $1,751)	1,751	1,751
Total Investments (total cost $4,948,008) – 99.7%		4,885,353
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		12,947
Net Assets – 100%		$4,898,300

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Schedule of Investments

October 31, 2016

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$3,800,614	77.8%
France	365,276	7.5
New Zealand	299,280	6.1
Canada	228,494	4.7
Australia	96,008	2.0
Japan	89,820	1.8
Hong Kong	5,861	0.1
Total	$4,885,353	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Long-Term Care ETF

Notes to Schedule of Investments and Other Information

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$4,883,602	$—	$—
Investment Companies	—	1,751	—

Total Assets	$4,883,602	$1,751	$—

8 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$4,948,008
Investments, at value	4,885,353
Cash denominated in foreign currency(1)	357
Receivables:
Investments sold	7,875
Fund shares sold	2,427,198
Dividends	7,193
Total Assets	7,327,976
Liabilities:
Payables:
Investments purchased	2,428,612
Management fees	1,064
Total Liabilities	2,429,676
Net Assets	$4,898,300
Net Assets Consists of:
Capital (par value and paid-in surplus)	$4,961,204
Undistributed net investment income/(loss)	—
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(238)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(62,666)
Total Net Assets	$4,898,300
Net Assets	$4,898,300
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	200,001
Net Asset Value Per Share	$24.49

(1)	Includes cost of $357.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 9

The Long-Term Care ETF

Statement of Operations

For the period ended October 31, 2016(1)

Investment Income:
Dividends	$27,496
Foreign tax withheld	(904)
Total Investment Income	26,592
Expenses:
Management fees	5,176
Total Expenses	5,176
Net Investment Income/(Loss)	21,416
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(263)
Total Net Realized Gain/(Loss) on Investments	$(263)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(62,666)
Total Change in Unrealized Net Appreciation/Depreciation	(62,666)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(41,513)

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Statement of Changes in Net Assets

Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$21,416
Net realized gain/(loss) on investments	(263)
Change in unrealized net appreciation/depreciation	(62,666)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(41,513)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(21,391)
Return of Capital on Dividends from Net Investment Income	(4,470)
Capital Share Transactions	4,965,674
Net Increase/(Decrease) in Net Assets	4,898,300
Net Assets:
Beginning of period	—
End of period	$4,898,300

Undistributed Net Investment Income/(Loss)	$—

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Long-Term Care ETF

Financial Highlights

For a share outstanding during the period ended October 31	2016(1)
Net Asset Value, Beginning of Period	$25.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21
Net realized and unrealized gain/(loss)	(0.84)
Total from Investment Operations	(0.63)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)
Distributions (from capital gains)	—
Return of Capital	(0.05)
Total Dividends and Distributions	(0.26)
Net Asset Value, End of Period	$24.49
Total Return*	(2.56)%
Net assets, End of year (in thousands)	$4,898
Average Net Assets for the Period (in thousands)	$2,627
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%
Ratio of Net Investment Income/(Loss)	2.07%
Portfolio Turnover Rate(3)	5%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Long-Term Care ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from June 8, 2016 (commencement of operations) through October 31, 2016. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from providing long-term care to the aging population, including companies owning or operating senior living facilities, nursing services, specialty hospitals, and senior housing, biotech companies for age-related illnesses, and companies that sell products and services to such facilities. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic

Janus Detroit Street Trust ½ 13

The Long-Term Care ETF

Notes to Financial Statements

security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

14 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Detroit Street Trust ½ 15

The Long-Term Care ETF

Notes to Financial Statements

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

Within the parameters of its specific investment policies, the Fund may invest in REITs. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred and convertible securities of issuers in real estate-related industries. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual

16 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Notes to Financial Statements

rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2016, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Net Tax Appreciation/ (Depreciation)
$—	$—	$(72)	$—	$—	$(10)	$(62,822)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(72)	$—	$(72)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$4,948,175	$46,099	$(108,921)	$(62,822)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$21,391	$—	$4,470	$—

Janus Detroit Street Trust ½ 17

The Long-Term Care ETF

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$(4,470)	$4,445	$25

5. Capital Share Transactions

	Period Ended October 31, 2016(1)
	Shares	Amount
Shares sold	200,001	$4,965,674
Shares repurchased	—	—
Net Increase (Decrease)	200,001	$4,965,674

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$158,109	$169,759	$—	$—

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,965,650	$—	$—	$—

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

18 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the period June 8, 2016 through June 30, 2016 is also available, free of charge, through Janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Return of Capital Distributions	$4,470
Dividends Received Deduction Percentage	4%
Qualified Dividend Income Percentage	32%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 19

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

20 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 21

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

22 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

Janus Detroit Street Trust ½ 23

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

24 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 25

The Long-Term Care ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).
Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

26 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 27

The Long-Term Care ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

28 ½ OCTOBER 31, 2016

The Long-Term Care ETF

Notes

Janus Detroit Street Trust ½ 29

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6017	125-02-93069 12-16

ANNUAL REPORT

October 31, 2016

The Obesity ETF

Janus Detroit Street Trust

The Obesity ETF (unaudited)

INVESTMENT OBJECTIVE

The Obesity ETF seeks investment results that correspond generally to the performance, before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel.

The Obesity ETF began investment operations on June 8, 2016. The information provided for The Obesity ETF reflects investment activity for the period June 8, 2016 to October 31, 2016.

Janus Detroit Street Trust ½ 1

The Obesity ETF (unaudited)

Fund At A Glance

October 31, 2016

5 Largest Equity Holdings – (% of Net Assets)
Novo Nordisk A/S - Class B
Pharmaceuticals	18.7%
St. Jude Medical, Inc.
Health Care Equipment & Supplies	4.8%
Herbalife Ltd.
Personal Products	4.7%
Fresenius Medical Care AG & Co. KGaA (ADR)
Health Care Providers & Services	4.6%
DexCom, Inc.
Health Care Equipment & Supplies	4.5%

37.3%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	96.9%
Consumer, Cyclical	3.3%
Investment Companies	0.0%

100.2%

2 ½ OCTOBER 31, 2016

The Obesity ETF

Performance

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cumulative Total Return for the period ended October 31, 2016
Since Inception*
The Obesity ETF – NAV	-10.79%
The Obesity ETF – Market Price	-11.94%
Solactive Obesity Index	-10.71%
MSCI All Country World IndexSM	1.05%

The estimated annual gross expense ratio per the prospectus dated June 7, 2016 is 0.50%.

*	The Fund commenced operations on June 8, 2016.

The inception date of Solactive Obesity Index (SLIMID) is December 31, 2015.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index in which it invests.

The Obesity ETF focuses its investments in companies that service the obese, many of which are in the health care sector. Because of this, companies in the Fund may share common characteristics and may be more sensitive to factors such as government regulation and cost containment measures, rapid changes in technology, and product cycles. In addition, to the extent the Fund invests a substantial portion of its assets in an industry or group of industries, market or economic factors impacting that industry or group of industries could have a significant effect on the value of the Fund’s investments.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The ETF is new and has less than one year of operating history.

Returns include reinvestment of dividends and capital gains.

Janus Detroit Street Trust ½ 3

The Obesity ETF (unaudited)

Performance

Solactive Obesity Index is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including: biotechnology, pharmaceutical, healthcare and medical device companies whose business is focused on obesity and obesity related disease, including diabetes, high blood pressure, cholesterol, heart disease, stroke and sleep apnea, and companies focused on weight loss programs and supplements, and plus sized apparel.

MSCI All Country World IndexSM is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Solactive.

4 ½ OCTOBER 31, 2016

The Obesity ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)*	Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)†	Net Annualized Expense Ratio (6/8/16 - 10/31/16)
$1,000.00	$892.10	$1.87	$1,000.00	$1,022.62	$2.54	0.50%

*	Actual Expenses Paid During Period reflects only the inception period for the Fund (June 8, 2016 to October 31, 2016) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 145/366 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Detroit Street Trust ½ 5

The Obesity ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Investment Fund and Shareholders of The Obesity ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Obesity ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period June 8, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

Denver, Colorado

December 21, 2016

6 ½ OCTOBER 31, 2016

The Obesity ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – 100.2%
Biotechnology – 7.4%
Adocia*	239	$13,047
Arena Pharmaceuticals, Inc.*	13,855	20,506
Esperion Therapeutics, Inc.*	890	9,167
Keryx Biopharmaceuticals, Inc.*	5,892	26,573
Lexicon Pharmaceuticals, Inc.*	5,818	86,281
MannKind Corp.*	18,487	7,713
Zafgen, Inc.*	1,134	3,413

		166,700
Diversified Consumer Services – 1.5%
Weight Watchers International, Inc.*	3,265	33,564
Health Care Equipment & Supplies – 49.9%
AngioDynamics, Inc.*	1,641	26,158
Apex Biotechnology Corp.	6,000	7,919
Cardiovascular Systems, Inc.*	1,822	42,689
CryoLife, Inc.	1,693	28,781
DexCom, Inc.*	1,303	101,947
Endologix, Inc.*	4,322	45,208
Fisher & Paykel Healthcare Corp., Ltd.	16,076	101,045
Insulet Corp.*	2,715	100,781
LeMaitre Vascular, Inc.	793	16,605
Lifetech Scientific Corp.*	120,000	28,473
Microlife Corp.	2,000	4,601
Microport Scientific Corp.*	56,000	41,450
Nipro Corp.	7,500	92,639
NxStage Medical, Inc.*	3,623	82,387
ResMed, Inc.	16,630	99,212
REVA Medical, Inc. - CDI*	21,448	21,054
Rockwell Medical, Inc.*	2,719	15,797
SomnoMed Ltd.*	2,266	6,897
Spectranetics Corp*	2,354	51,082
St. Jude Medical, Inc.	1,376	107,108
TaiDoc Technology Corp.	3,099	10,949
Tandem Diabetes Care, Inc.*	1,061	6,419
Vascular Solutions, Inc.*	967	44,095
Ypsomed Holding AG	195	37,269

		1,120,565
Health Care Providers & Services – 9.1%
DaVita HealthCare Partners, Inc.*	1,716	100,592
Fresenius Medical Care AG & Co. KGaA (ADR)	2,572	104,372

		204,964
Internet & Catalog Retail – 3.3%
N Brown Group PLC	8,911	20,747
Nutri/System, Inc.	1,664	52,749

		73,496
Personal Products – 7.5%
Herbalife Ltd.*	1,745	105,886
Medifast, Inc.	578	23,733
USANA Health Sciences, Inc.*	306	39,321

		168,940
Pharmaceuticals – 19.1%
Novo Nordisk A/S - Class B	11,789	421,101
Oramed Pharmaceuticals, Inc.*	481	3,194
VIVUS, Inc.*	5,618	5,899

		430,194

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Obesity ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – (continued)
Specialty Retail – 2.4%
Cato Corp. - Class A	1,446	$ 42,903
Destination XL Group, Inc. *	2,781	11,263

		54,166
Total Common Stocks (cost $2,499,757)		2,252,589
Investment Companies – 0.0%
State Street Institutional U.S. Government Money Market Fund (cost $790)	790	790
Total Investments (total cost $2,500,547) – 100.2%		2,253,379
Liabilities, net of Cash, Receivables, and Other Assets – (0.2%)		(4,912)
Net Assets – 100%		$2,248,467

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,359,676	60.3%
Denmark	421,101	18.7
Germany	104,372	4.6
New Zealand	101,045	4.5
Japan	92,639	4.1
China	69,923	3.1
Switzerland	37,269	1.7
Taiwan, Province of China	23,469	1.0
United Kingdom	20,747	0.9
France	13,047	0.6
Australia	6,897	0.3
Israel	3,194	0.2
Total	$2,253,379	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2016

The Obesity ETF

Notes to Schedule of Investments and Other Information

ADR	American Depositary Receipt

CDI	Chess Depository Interest

PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$2,252,589	$—	$—
Investment Companies	—	790	—

Total Assets	$2,252,589	$790	$—

Janus Detroit Street Trust ½ 9

The Obesity ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$2,500,547
Investments, at value	2,253,379
Cash denominated in foreign currency(1)	2
Receivables:
Investments sold	387,541
Dividends	1,727
Total Assets	2,642,649
Liabilities:
Payables:
Investments purchased	393,174
Management fees	1,008
Total Liabilities	394,182
Net Assets	$2,248,467
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,526,337
Undistributed net investment income/(loss)	4
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(30,638)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(247,236)
Total Net Assets	$2,248,467
Net Assets	$2,248,467
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$22.48

(1)	Includes cost of $2.

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2016

The Obesity ETF

Statement of Operations

For the period ended October 31, 2016(1)

Investment Income:
Dividends	$10,565
Foreign tax withheld	(965)
Total Investment Income	9,600
Expenses:
Management fees	4,918
Total Expenses	4,918
Net Investment Income/(Loss)	4,682
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(30,641)
Total Net Realized Gain/(Loss) on Investments	$(30,641)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	$(247,236)
Total Change in Unrealized Net Appreciation/Depreciation	(247,236)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(273,195)

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Obesity ETF

Statement of Changes in Net Assets

Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$4,682
Net realized gain/(loss) on investments	(30,641)
Change in unrealized net appreciation/depreciation	(247,236)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(273,195)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(4,675)
Return of Capital on Dividends from Net Investment Income	(1,029)
Capital Share Transactions	2,527,366
Net Increase/(Decrease) in Net Assets	2,248,467
Net Assets:
Beginning of period	—
End of period	$2,248,467

Undistributed Net Investment Income/(Loss)	$4

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

The Obesity ETF

Financial Highlights

For a share outstanding during the period ended October 31	2016(1)
Net Asset Value, Beginning of Period	$25.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	(2.78)
Total from Investment Operations	(2.73)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)
Distributions (from capital gains)	—
Return of Capital	(0.01)
Total Dividends and Distributions	(0.06)
Net Asset Value, End of Period	$22.48
Total Return*	(10.79)%
Net assets, End of year (in thousands)	$2,248
Average Net Assets for the Period (in thousands)	$2,478
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%
Ratio of Net Investment Income/(Loss)	0.48%
Portfolio Turnover Rate(3)	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

The Obesity ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Obesity ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from June 8, 2016 (commencement of operations) through October 31, 2016. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from servicing the obese, including biotechnology, pharmaceutical, health care and medical device companies whose business is focused on obesity and obesity related disease including diabetes, high blood pressure, cholesterol, heart disease, stroke, and sleep apnea, and companies focused on weight loss programs, weight loss supplements, or plus sized apparel. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the The NASDAQ Stock Market LLC (“NASDAQ”) and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing

14 ½ OCTOBER 31, 2016

The Obesity ETF

Notes to Financial Statements

early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and

Janus Detroit Street Trust ½ 15

The Obesity ETF

Notes to Financial Statements

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many

16 ½ OCTOBER 31, 2016

The Obesity ETF

Notes to Financial Statements

non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2016, Janus Capital owned 1 share or less than 0.01% of the Fund.

Janus Detroit Street Trust ½ 17

The Obesity ETF

Notes to Financial Statements

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax Appreciation/ (Depreciation)
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences
$—	$—	$(30,256)	$—	$—	$(64)	$(247,550)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration		Accumulated Capital Losses
Short-Term	Long-Term
$(30,256)	$—	$(30,256)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,500,929	$81,704	$(329,254)	$(247,550)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$4,675	$—	$1,029	$—

18 ½ OCTOBER 31, 2016

The Obesity ETF

Notes to Financial Statements

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$(1,029)	$1,026	$3

5. Capital Share Transactions

	Period Ended October 31, 2016(1)
	Shares	Amount
Shares sold	100,001	$2,527,366
Shares repurchased	—	—
Net Increase/(Decrease)	100,001	$2,527,366

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$504,331	$501,273	$—	$—

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,527,341	$—	$—	$—

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

Janus Detroit Street Trust ½ 19

The Obesity ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the period June 8, 2016 through June 30, 2016 is also available, free of charge, through Janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Return of Capital Distributions	$1,029
Dividends Received Deduction Percentage	50%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

20 ½ OCTOBER 31, 2016

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Janus Detroit Street Trust ½ 21

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

22 ½ OCTOBER 31, 2016

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

Janus Detroit Street Trust ½ 23

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

24 ½ OCTOBER 31, 2016

The Obesity ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

Janus Detroit Street Trust ½ 25

The Obesity ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

26 ½ OCTOBER 31, 2016

The Obesity ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

Janus Detroit Street Trust ½ 27

The Obesity ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

28 ½ OCTOBER 31, 2016

The Obesity ETF

Notes

Janus Detroit Street Trust ½ 29

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6023	125-02-93070 12-16

ANNUAL REPORT

October 31, 2016

The Organics ETF

Janus Detroit Street Trust

The Organics ETF (unaudited)

INVESTMENT OBJECTIVE

The Organics ETF seeks investment results that correspond generally to the performance before fees and expenses, of an index which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging.

The Organics ETF began investment operations on June 8, 2016. The information provided for The Organics ETF reflects investment activity for the period June 8, 2016 to October 31, 2016.

Janus Detroit Street Trust ½ 1

The Organics ETF (unaudited)

Fund At A Glance

October 31, 2016

5 Largest Equity Holdings – (% of Net Assets)
WhiteWave Foods Co.
Food Products	20.5%
Whole Foods Market, Inc.
Food & Staples Retailing	18.0%
China Shengmu Organic Milk Ltd.
Food Products	5.3%
Ariake Japan Co., Ltd.
Food Products	5.0%
Wessanen
Food Products	4.8%

53.6%

Sector Allocation – (% of Net Assets)
Consumer, Non-cyclical	98.4%
Basic Materials	1.5%
Investment Companies	0.1%

100.0%

Emerging	markets comprised 8.0% of total net assets.

2 ½ OCTOBER 31, 2016

The Organics ETF (unaudited)

Performance

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cumulative Total Return for the period ended October 31, 2016
Since Inception*
The Organics ETF – NAV	-2.98%
The Organics ETF – Market Price	-3.22%
Solactive Organics Index	-2.86%
MSCI All Country World IndexSM	1.05%

The estimated annual gross expense ratio per the prospectus dated June 7, 2016 is 0.50%.

*	Fund commenced operations on June 8, 2016.

The	inception date of Solactive Organics Index (ORGID) is December 31, 2015.

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS (52687) or visit janus.com/ETFs.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times. Ordinary brokerage commissions apply and will reduce returns.

ETF shares are not individually redeemable and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Units only.

There are risks involved with investing, including possible loss of principal. Performance depends upon the investment performance of the underlying index in which it invests.

The Organics ETF focuses its investments in organic products companies. Because of this, companies in the Fund may share common characteristics and may be more sensitive to factors such as consumer demand, consumer confidence and spending, environmental factors and production costs. As a result, the Fund may be subject to greater risks and the value of its investments may fluctuate more than a fund that does not focus its investments.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The ETF is new and has less than one year of operating history.

Returns include reinvestment of dividends and capital gains.

Solactive Organics Index is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverage, cosmetics, supplements, or packaging.

MSCI All Country World IndexSM is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

Janus Detroit Street Trust ½ 3

The Organics ETF (unaudited)

Performance

One cannot invest directly in an index. Index performance does not reflect Fund performance. Holdings subject to change.

Solactive Indices were created by and are maintained by, Solactive AG. For detailed information on how stocks are selected for inclusion in the Underlying Index, see solactive.com. Solactive is not affiliated with Janus or ALPS.

Janus Capital Management LLC is the investment adviser and ALPS Distributors, Inc. is the distributor. ALPS is not affiliated with Janus or Solactive.

4 ½ OCTOBER 31, 2016

The Organics ETF (unaudited)

Disclosure of Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include creation and redemption fees or brokerage charges and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other ETFs. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to determine the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Actual			Hypothetical (5% return before expenses)
Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)*	Beginning Account Value (6/8/16)	Ending Account Value (10/31/16)	Expenses Paid During Period (6/8/16 - 10/31/16)†	Net Annualized Expense Ratio (6/8/16 - 10/31/16)
$1,000.00	$970.20	$1.95	$1,000.00	$1,022.62	$2.54	0.50%

*	Actual Expenses Paid During Period reflects only the inception period for the Fund (June 8, 2016 to October 31, 2016) and is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 145/366 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period.

†	Expenses Paid During Period is equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Janus Detroit Street Trust ½ 5

The Organics ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Janus Detroit Street Trust and Shareholders of

The Organics ETF:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Organics ETF (one of the funds constituting Janus Detroit Street Trust, hereafter referred to as the “Fund”) at October 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period June 8, 2016 (commencement of operations) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2016 by correspondence with the custodian, provides a reasonable basis for our opinion.

Denver, Colorado

December 21, 2016

6 ½ OCTOBER 31, 2016

The Organics ETF

Schedule of Investments

October 31, 2016

	Shares	Value
Common Stocks – 99.9%
Chemicals – 6.1%
Century Sunshine Group Holdings Ltd.	360,000	$12,534
Chr Hansen Holding A/S	1,915	114,514
Treatt PLC	9,124	24,228

		151,276
Food & Staples Retailing – 29.2%
Natural Grocers by Vitamin Cottage, Inc.*	1,891	22,465
Sprouts Farmers Market, Inc.*	5,134	113,718
United Natural Foods, Inc.*	2,508	104,684
Village Super Market, Inc. - Class A	1,232	36,837
Whole Foods Market, Inc.	15,670	443,304

		721,008
Food Products – 53.0%
Amira Nature Foods Ltd.*	3,070	24,069
Ariake Japan Co., Ltd.	2,200	122,891
Bellamy’s Australia Ltd.	13,245	114,596
China Shengmu Organic Milk Ltd.*	419,000	131,295
Freedom Foods Group Ltd.	13,656	48,528
Hain Celestial Group, Inc.*	1,539	55,973
Ichitan Group PCL	56,000	17,601
Rock Field Co., Ltd.	3,700	51,406
Sino Agro Food, Inc.*	3,017	12,797
SunOpta, Inc.*	15,265	101,512
Wessanen	9,966	118,916
WhiteWave Foods Co.*	9,287	506,049

		1,305,633
Personal Products – 5.7%
Blackmores Ltd.	993	84,690
Nutraceutical International Corp.*	1,492	42,970
Sagittarius Life Science Corp.	3,206	12,445

		140,105
Specialty Retail – 5.9%
DavidsTea, Inc.*	1,971	20,794
L’Occitane International SA	53,750	111,037
Naturhouse Health SAU	2,692	14,312

		146,143
Total Common Stocks (cost $2,545,019)		2,464,165
Investment Companies – 0.1%
State Street Institutional U.S. Government Money Market Fund (cost $ 2,000)	2,000	2,000
Total Investments (total cost $2,547,019) – 100.0%		2,466,165
Liabilities, net of Cash, Receivables, and Other Assets – (0.0)%		(148)
Net Assets – 100%		$2,466,017

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Detroit Street Trust ½ 7

The Organics ETF

Schedule of Investments

October 31, 2016

Summary of Investments by Country – (Long Positions) (unaudited)

Country	Value	% of Investment Securities
United States	$1,328,000	53.9%
Australia	247,814	10.0
Japan	174,297	7.1
China	144,092	5.8
Canada	122,306	5.0
Netherlands	118,916	4.8
Denmark	114,514	4.6
Luxembourg	111,037	4.5
United Kingdom	24,228	1.0
United Arab Emirates	24,069	1.0
Thailand	17,601	0.7
Spain	14,312	0.6
Hong Kong	12,534	0.5
Taiwan, Province of China	12,445	0.5
Total	$2,466,165	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8 ½ OCTOBER 31, 2016

The Organics ETF

Notes to Schedule of Investments and Other Information

PCL	Public Company Limited

PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of October 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments in Securities:
Common Stocks	$2,464,165	$—	$—
Investment Companies	—	2,000	—

Total Assets	$2,464,165	$2,000	$—

Janus Detroit Street Trust ½ 9

The Organics ETF

Statement of Assets and Liabilities

October 31, 2016

Assets:
Investments, at cost	$2,547,019
Investments, at value	2,466,165
Cash denominated in foreign currency(1)	2
Receivables:
Dividends	900
Total Assets	2,467,067
Liabilities:
Payables:
Management fees	1,050
Total Liabilities	1,050
Net Assets	$2,466,017
Net Assets Consists of:
Capital (par value and paid-in surplus)	$2,544,671
Undistributed net investment income/(loss)	3,258
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,041)
Unrealized net appreciation/(depreciation) on investments and foreign currency translations	(80,871)
Total Net Assets	$2,466,017
Net Assets	$2,466,017
Shares outstanding, $0.001 Par Value (unlimited shares authorized)	100,001
Net Asset Value Per Share	$24.66

(1)	Includes cost of $2.

See Notes to Financial Statements.

10 ½ OCTOBER 31, 2016

The Organics ETF

Statement of Operations

For the period ended October 31, 2016(1)

Investment Income:
Dividends	$11,734
Foreign tax withheld	(493)
Total Investment Income	11,241
Expenses:
Management fees	4,968
Total Expenses	4,968
Net Investment Income/(Loss)	6,273
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(936)
Total Net Realized Gain/(Loss) on Investments	(936)
Change in Unrealized Net Appreciation/Depreciation:
Investments and foreign currency translations	(80,871)
Total Change in Unrealized Net Appreciation/Depreciation	(80,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(75,534)

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 11

The Organics ETF

Statement of Changes in Net Assets

Period Ended October 31, 2016(1)
Operations:
Net investment income/(loss)	$6,273
Net realized gain/(loss) on investments	(936)
Change in unrealized net appreciation/depreciation	(80,871)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(75,534)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income	(3,120)
Capital Share Transactions	2,544,671
Net Increase/(Decrease) in Net Assets	2,466,017
Net Assets:
Beginning of period	—
End of period	$2,466,017

Undistributed Net Investment Income/(Loss)	$3,258

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

See Notes to Financial Statements.

12 ½ OCTOBER 31, 2016

The Organics ETF

Financial Highlights

For a share outstanding during the period ended October 31	2016(1)
Net Asset Value, Beginning of Period	$25.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	(0.82)
Total from Investment Operations	(0.76)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.03)
Net Asset Value, End of Period	$24.66
Total Return*	(2.98)%
Net assets, End of year (in thousands)	$2,466
Average Net Assets for the Period (in thousands)	$2,507
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%
Ratio of Net Investment Income/(Loss)	0.63%
Portfolio Turnover Rate(3)	20%

*	Total return not annualized for periods of less than one full year.
**	Annualized for periods of less than one full year.
(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.
(2)	Per share amounts are calculated based on average shares outstanding during the year or period.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.

See Notes to Financial Statements.

Janus Detroit Street Trust ½ 13

The Organics ETF

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The Organics ETF (the “Fund”) is a series fund. The Fund is part of Janus Detroit Street Trust (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The financial statements include information for the period from June 8, 2016 (commencement of operations) through October 31, 2016. The Trust offers eight Funds each of which represent shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Fund seeks investment results that correspond generally to the performance, before fees and expenses, of an index (“Underlying Index”) which is designed to track the performance of companies globally that are positioned to profit from increasing demand for organic products, including companies which service, produce, distribute, market or sell organic food, beverages, cosmetics, supplements, or packaging. The Fund is classified as nondiversified, as defined in the 1940 Act.

Unlike shares of traditional mutual funds, shares of the Fund are not individually redeemable and may only be purchased or redeemed directly from the Fund at net asset value (“NAV”) in large increments called “Creation Units” (100,000 or more shares per Creation Unit) through certain participants, known as “Authorized Participants.” The Fund will issue or redeem Creation Units in exchange for portfolio securities included in the Fund’s Underlying Index and/or cash. Except when aggregated in Creation Units, Fund shares are not redeemable securities of the Fund. Shares of the Fund are listed and trade on the The NASDAQ Stock Market LLC (“NASDAQ”), and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the Fund, are made at market prices that may vary throughout the day and differ from the Fund’s NAV. As a result, you may pay more than NAV (at a premium) when you purchase shares, and receive less than NAV (at a discount) when you sell shares, in the secondary market.

An Authorized Participant may hold of record more than 25% of the outstanding shares of the Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of the Fund, may be affiliated with an index provider, may be deemed to have control of the Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or an affiliate of Janus Capital power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of the Fund. In such cases, the agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of the Fund.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their

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The Organics ETF

Notes to Financial Statements

small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; and certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of October 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Detroit Street Trust ½ 15

The Organics ETF

Notes to Financial Statements

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income quarterly. Net realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the NAV. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund’s equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Certain provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in

16 ½ OCTOBER 31, 2016

The Organics ETF

Notes to Financial Statements

their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/ or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, the Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Fund may be subject to emerging markets risk to the extent that it invests in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

3. Investment Advisory Agreements and Other Transactions with Affiliates

Under its unitary fee structure, the Fund pays Janus Capital Management LLC (“Janus Capital” or “Janus”) a management fee in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration, legal, audit, and other services. Janus Capital’s fee structure is designed to pay substantially all of the Fund’s expenses. However, the Fund bears other expenses which are not covered under the management fee which may vary and affect the total level of expenses paid by shareholders, such as distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and extraordinary expenses. The Fund’s management fee is calculated daily and paid

Janus Detroit Street Trust ½ 17

The Organics ETF

Notes to Financial Statements

monthly. The Fund’s contractual management fee rate (expressed as an annual rate) is 0.50% of the Fund’s average daily net assets.

State Street Bank and Trust Company (“State Street”) provides certain fund administration services to the Fund, including services related to the Fund’s accounting, including calculating the daily NAV, audit, tax, and reporting obligations, pursuant to an agreement with Janus Capital, on behalf of the Fund. As compensation for such services, Janus Capital pays State Street a fee based on a percentage of the Fund’s assets, with a minimum flat fee, for certain services. Janus Capital serves as administrator to the Fund, providing oversight and coordination of the Fund’s service providers, recordkeeping and other administrative services. Janus Capital does not receive any additional compensation, beyond the unitary fee, for serving as administrator. State Street also serves as transfer agent for the shares of the Fund. Pursuant to agreements with Janus Capital on behalf of the Fund, State Street Global Markets, an affiliate of State Street, may execute portfolio transactions for the Fund, including but not limited to, transactions in connection with cash in lieu transactions for non-US securities.

The Trust has adopted a Distribution and Servicing Plan for shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits compensation in connection with the distribution and marketing of Fund shares and/or the provision of certain shareholder services. The Plan permits the Fund to pay ALPS Distributors, Inc. (the “Distributor”) or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the Fund. However, the Trustees have determined not to authorize payment under this Plan at this time. Under the terms of the Plan, the Trust is authorized to make payments to the Distributor or its designee for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may only be imposed or increased when the Trustees determine that it is in the best interests of shareholders to do so. Because these fees are paid out of the Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time they will increase the cost of an investment in the Fund. The Plan fee may cost an investor more than other types of sales charges.

As of October 31, 2016, Janus Capital owned 1 share or less than 0.01% of the Fund.

4. Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Fund must satisfy under the income tax regulations; (2) losses or deductions the Fund may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives, and foreign currency contract adjustments. The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

			Loss Deferrals			Net Tax
Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Late-Year Ordinary Loss	Post-October Capital Loss	Other Book to Tax Differences	Appreciation/ (Depreciation)
$3,258	$—	$(629)	$—	$—	$(17)	$(81,266)

Accumulated capital losses noted below represent net capital loss carryovers, as of October 31, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule For the period ended October 31, 2016 No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(629)	$—	$(629)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of October 31, 2016 are noted below.

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The Organics ETF

Notes to Financial Statements

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$2,547,431	$135,759	$(217,025)	$(81,266)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, in-kind transactions, and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the period ended October 31, 2016
Distributions
From Ordinary Income	From Long-Term Capital Gains	Tax Return of Capital	Net Investment Loss
$3,120	$—	$—	$—

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Fund:

Increase/(Decrease) to Capital	Increase/(Decrease) to Undistributed Net Investment Income/Loss	Increase/(Decrease) to Undistributed Net realized Gain/Loss
$ —	$105	$(105)

5. Capital Share Transactions

	Period Ended October 31, 2016(1)
	Shares	Amount
Shares sold	100,001	$2,544,671
Shares repurchased	—	—
Net Increase/(Decrease)	100,001	$2,544,671

(1)	Period from June 8, 2016 (commencement of operations) through October 31, 2016.

6. Purchases and Sales of Investment Securities

For the period ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$496,881	$495,466	$—	$—

Janus Detroit Street Trust ½ 19

The Organics ETF

Notes to Financial Statements

For the period ended October 31, 2016, the cost of in-kind purchases and proceeds from in-kind sales, were as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,544,647	$—	$—	$—

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to October 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements other than the following:

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Merger may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms. On October 24, 2016, the Trustees approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and post-Merger Janus Capital in order for Janus Capital to continue to provide advisory services to the Fund following the closing of the Merger. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

Shareholders of record as of December 20, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these matters. The shareholder meeting is expected to be held on or about March 17, 2017.

20 ½ OCTOBER 31, 2016

The Organics ETF

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the period June 8, 2016 through June 30, 2016 is also available, free of charge, through Janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Designation Requirements (unaudited)

For federal income tax purposes, the Fund designated the following for the period ended October 31, 2016:

Dividends Received Deduction Percentage	82%
Qualified Dividend Income Percentage	100%

Licensing Agreements

Solactive AG (“Solactive”) is the Index Provider for the Underlying Index. Janus Capital has entered into a license agreement with Solactive to use the Underlying Index.

Neither Solactive nor any of its affiliates make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general market performance. The Underlying Index is determined, composed, and calculated by Solactive without regard to Janus Capital or the Fund. Solactive has no obligation to take the needs of Janus Capital or the owners of the Fund into consideration in determining, composing, or calculating the Underlying Index. Solactive is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash.

ALTHOUGH SOLACTIVE SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE UNDERLYING INDEX FROM SOURCES WHICH IT CONSIDERS RELIABLE, IT DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE UNDERLYING INDEX OR DATA. SOLACTIVE MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JANUS CAPITAL, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO JANUS CAPITAL FOR ANY OTHER USE. SOLACTIVE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Janus Capital does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Janus Capital shall have no liability for any errors, omissions or interruptions therein. Janus Capital makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Janus Capital makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Janus Capital have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Janus Detroit Street Trust ½ 21

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD FOR THE ORGANICS ETF, THE LONG-TERM CARE ETF, THE OBESITY ETF, AND THE HEALTH AND FITNESS ETF

The Trustees of the Trust, the majority of are Independent Trustees, met on April 18, 2016 to consider the proposed investment management agreement (the “Investment Management Agreement”) for The Organics ETF, The Long-Term Care ETF, The Obesity ETF, and The Health and Fitness ETF (each a “New Thematic Fund” and collectively, the “New Thematic Funds”). In the course of their consideration of the Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the Board Materials and other information from counsel and from the Adviser, including: (i) a copy of the form of Investment Management Agreement with respect to the Adviser’s management of the assets of each New Thematic Fund; (ii) information describing the nature, quality and extent of the services that the Adviser will provide to the New Thematic Fund, and the fees the Adviser will charge to the New Thematic Funds; (iii) information concerning the Adviser’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each New Thematic Fund’s anticipated advisory fee and operating expenses; (v) a copy of the Adviser’s current Form ADV; and (vi) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also received information comparing the advisory fees and expenses of the New Thematic Funds to those from fund complexes that were defined as competitors.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including: the nature, extent and quality of the services to be provided to each New Fund by the Adviser; the Adviser’s personnel and operations; each New Thematic Fund’s proposed expense level; the anticipated profitability to the Adviser under the Investment Management Agreement at certain asset levels; any “fall-out” benefits to the Adviser and its affiliates (i.e., any ancillary benefits anticipated to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); the effect of asset growth on each New Thematic Fund’s expenses; and possible conflicts of interest.

The Trustees also considered benefits that accrue to the Adviser and its affiliates from their relationships with the New Thematic Funds. The Trustees also concluded that, other than the services provided by the Adviser and its affiliates pursuant to the agreements and the fees to be paid by the New Thematic Funds therefor, the New Thematic Funds and the Adviser may potentially benefit from their relationship with each other in other ways. The Trustees concluded that the success of the New Thematic Funds could attract other business to the Adviser or other Janus funds, and that the success of the Adviser could enhance the Adviser’s ability to serve the New Thematic Funds.

The Board, including the Independent Trustees, considered the following in respect of each New Thematic Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.

The Board reviewed the services that the Adviser would provide to each New Thematic Fund. In connection with the investment advisory services to be provided by the Adviser, the Board noted the responsibilities that the Adviser would have as the Funds’ investment adviser, including: the overall supervisory responsibility for the general management and investment of each New Fund’s securities portfolio; providing oversight of the investment performance and processes and compliance with the New Thematic Fund’s investment objectives, policies and limitations; the implementation of the investment management program of each New Thematic Fund; the management of the day-to-day investment and reinvestment of the assets of each New Thematic Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Thematic Fund shares conducted on a cash-in-lieu basis; the responsibility for daily monitoring of tracking error and quarterly reporting to the Board; the review of brokerage matters; the oversight of general portfolio compliance with relevant law; and the implementation of Board directives as they relate to the New Thematic Funds.

The Board reviewed the Adviser’s experience, resources and strengths in managing other pooled investment vehicles, including the Adviser’s personnel. Based on its consideration and review of the foregoing information, the Board determined that each New Thematic Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

22 ½ OCTOBER 31, 2016

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, and the cost of the services to be provided and profits to be realized by the Adviser from the relationship with the New Thematic Funds; “fall-out” benefits.

The Board then compared both the services to be rendered and the proposed fees to be paid under other contracts of the Adviser, and under contracts of other investment advisers with respect to similar ETFs. In particular, the Board compared each New Thematic Fund’s proposed advisory fee and projected expense ratio to other investment companies considered to be in that New Thematic Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients that are managed by the Adviser, including information about the differences in services provided to the non-registered investment company clients, noting that the New Thematic Funds had no other comparable equivalents at the Adviser. The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each New Thematic Fund, including operational costs. In addition, the Board discussed the entrepreneurial risk undertaken by the Adviser in creating the Trust. After comparing each New Thematic Fund’s proposed fees with those of other funds in each New Thematic Fund’s peer group, and in light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the New Thematic Funds were fair and reasonable.

The Board also considered that the Adviser may experience reputational “fall-out” benefits based on the success of the New Thematic Funds, but that such benefits are not easily quantifiable.

The extent to which economies of scale would be realized as the New Thematic Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. Since the New Thematic Funds had not commenced operations, the eventual aggregate amount of assets was uncertain, and the Adviser was not able to provide the Board with specific information concerning the extent to which economies of scale could be realized as each New Thematic Fund grows, and whether fee levels would reflect such economies of scale, if any. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Investment performance of the New Thematic Funds and the Adviser.

Because each New Thematic Fund had not commenced operations and has an investment objective to track an index, the Board did not consider the investment performance of the New Thematic Fund or the Adviser.

Conclusion.

No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Board concluded that the proposed advisory fee rate and projected total expense ratio are reasonable in relation to the services to be provided by the Adviser to each New Thematic Fund, as well as the costs to be incurred and benefits to be gained by the Adviser in providing such services. The Board also found the proposed advisory fees to be reasonable in comparison to the fees charged by advisers to other comparable funds of similar actual or anticipated size. As a result, the Board concluded that the initial approval of the Investment Management Agreement was in the best interests of each New Thematic Fund.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the Investment Management Agreement for each New Thematic Fund.

APPROVAL OF ADVISORY AGREEMENT DURING THE PERIOD WITH THE ADVISER POST-MERGER

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (the “Adviser”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the business combination of Henderson and JCGI (the “Merger”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Merger is expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals. The consummation of the Merger will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the advisory agreement between the Fund and Janus Capital. As a result, the consummation of the Merger will cause such advisory agreement to terminate automatically in accordance with its terms.

Janus Detroit Street Trust ½ 23

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

The Trustees of the Trust, the majority of whom are Independent Trustees met on October 24, 2016, and at various times in advance of that date, which meeting was called for the purpose of considering the proposed investment management agreement (the “New Investment Management Agreement”) between the Adviser as a subsidiary of Henderson following the consummation of the Merger and the following series of the Trust: Janus Small Cap Growth Alpha ETF, Janus Small/Mid Cap Growth Alpha ETF, The Organics ETF, The Long-Term Care ETF, The Obesity ETF, The Health and Fitness ETF, Janus Velocity Tail Risk Hedged Large Cap ETF and Janus Velocity Volatility Hedged Large Cap ETF (each a “Fund” and collectively, the “Funds”). The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Merger. During these meetings, the Adviser indicated its belief that the Merger would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Merger could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result.

In the course of their consideration of the New Investment Management Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Investment Management Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the Investment Management Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Investment Management Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the post-Merger entity (“Janus Henderson”); and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

1)	That the material terms regarding advisory services pursuant to the New Investment Management Agreement are substantially identical to the terms of the current investment management agreement with the Adviser;

2)	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by Janus Henderson, including compliance services;

3)	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

4)	That the manner in which each Fund’s assets are managed would not change as a result of the Merger, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Merger;

5)	The terms and conditions of the New Investment Management Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the current investment management agreement;

6)	That each Fund’s expense ratios are not expected to increase as a result of the Merger or approval of the New Investment Management Agreement;

7)	That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

8)	The history, reputation, qualification and background of Henderson, as well as its financial condition;

9)	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

10)	The long-term business goals of the Adviser and Henderson with respect to the Funds;

24 ½ OCTOBER 31, 2016

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

11)	That, pursuant to the terms of the Merger, Henderson has acknowledged the Advisor’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Merger;

12)	That shareholders would not bear any costs in connection with the Merger, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Merger and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Merger;

13)	The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale; and

14)	That the Adviser and Henderson would derive benefits from the Merger and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreement on October 24 2016, the Board noted that, in February 2016, April 2016 and October 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Merger, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Investment Management Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreement. In determining whether to approve the New Investment Management Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Investment Management Agreement, the Board considered the overall fairness of the New Investment Management Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by Janus Henderson, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of Janus Henderson, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to Janus Henderson and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue Janus Henderson from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Investment Management Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees in deciding to approve the New Investment Management Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by Janus Henderson; personnel and operations of Janus Henderson.

Janus Detroit Street Trust ½ 25

The Organics ETF

Board Considerations Regarding Approval of Investment Advisory Agreements (unaudited)

In considering the nature, extent and quality of the services to be provided by Janus Henderson under the New Investment Management Agreement, the Board considered that the terms of the New Investment Management Agreement are substantially similar to the terms of the current investment management agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of Janus Henderson, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Merger. The Board also noted that the Merger is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating Janus Henderson, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered Henderson’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Janus Henderson Merger and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Janus Henderson’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by Janus Henderson from the relationship with the Funds; “fall-out” benefits.

The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Investment Management Agreement.

The Board also discussed the anticipated costs and projected profitability of Janus Henderson in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Merger. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by Janus Henderson and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to Janus Henderson with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.

The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Merger, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other Benefits to Janus Henderson.

The Board considered other potential benefits that may accrue to Janus Henderson as a result of its relationship with the Funds, which include reputational benefits that may enhance Janus Henderson’s ability to gain business opportunities from other clients.

Conclusion.

No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Investment Management Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Investment Management Agreement with respect to the Funds.

26 ½ OCTOBER 31, 2016

The Organics ETF

Trustees and Officers (unaudited)

The Fund’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 75. The Trustees review the Fund’s Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Fund’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Clayton Street Trust. Collectively, these two registered investment companies consist of 11 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Clayton Street Trust. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund’s Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Clifford J. Weber 151 Detroit Street Denver, CO 80206 DOB: 1963	Chairman Trustee	2/16-Present 2/16-Present	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).	11	Independent Trustee, Clough Funds Trust (investment company) (since 2015).

Maureen T. Upton 151 Detroit Street Denver, CO 80206 DOB: 1965	Trustee	2/16-Present	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC (sustainability consulting firm) (2006-2015).	11	Director, Denver Metro Leadership Foundation (non-profit organization) (2012-2014).

Janus Detroit Street Trust ½ 27

The Organics ETF

Trustees and Officers (unaudited)

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Jeffrey B. Weeden 151 Detroit Street Denver, CO 80206 DOB: 1956	Trustee	2/16-Present	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).	11	Director, State Farm Bank (banking) (since 2014).
Interested Trustee
Michael Drew Elder* 151 Detroit Street Denver, CO 80206 DOB: 1970	Trustee	8/15-Present	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).	11	Director, Perkins Investment Management LLC (since 2014).

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

28 ½ OCTOBER 31, 2016

The Organics ETF

Trustees and Officers (unaudited)

OFFICERS
Name, Address, and Age	Positions Held with the Trust	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	2/16-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	2/16-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	2/16-Present	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg 151 Detroit Street Denver, CO 80206 DOB: 1973	Vice President and Secretary	7/16-Present	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC.

**	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

Janus Detroit Street Trust ½ 29

Please consider the charges, risks, expenses, and investment objectives carefully before investing. For a prospectus containing this and other information, please call 877.33JANUS (52687) or download the file from janus.com/ETFs. Read it carefully before you invest or send money.

C-1116-6021	125-02-93071 12-16

Item 2. Code of Ethics.

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR), which is posted on the Registrant’s website: janus.com. Registrant intends to post any amendments to, or waivers from (as defined in Item 2 of Form N-CSR), such code on janus.com within five business days following the date of such amendment or waiver.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Jeffrey B. Weeden, the Chairman of the Board’s Audit Committee is an “audit committee financial expert,” as defined in Item 3 to Form N-CSR: Jeffrey B. Weeden is “independent” under the standards set forth in Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $258,400 in fiscal 2016.

(b)    Audit Related Fees

The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item were $8,750 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes a seed balance sheet audit and additional testing surrounding fund mergers and system conversions.

(c)    Tax Fees

The aggregate fees billed in each of the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $56,000 in fiscal 2016.

The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, and tax advice.

(d)    All Other Fees

The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in fiscal 2016.

(e)    Pre-Approval Policies and Procedures

(1)    The registrant’s Audit Committee Charter requires the registrant’s Audit Committee to pre-approve any engagement of the principal accountant (i) to provide audit or non-audit services to the registrant or (ii) to provide non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X. The Chairman of the Audit Committee or, if the Chairman is unavailable, another member of the Audit Committee who is an independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(2)    0%

(f)    Not applicable as less than 50%.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last fiscal year of the registrant were $125,640 in fiscal year 2016.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Jeffrey B Weeden, Maureen T. Upton and Clifford J. Weber.

Item 6. Schedule of Investments.

(a)    Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)    The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)    There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(2)

Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(3)	Not applicable.

(b)    A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JANUS DETROIT STREET TRUST

By:       /s/ Bruce L. Koepfgen

    Bruce L. Koepfgen

    President and Chief Executive Officer (Principal Executive Officer)

Date:    December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Bruce L. Koepfgen

    Bruce L. Koepfgen

    President and Chief Executive Officer (Principal Executive Officer)

Date:    December 29, 2016

By:       /s/ Jesper Nergaard

    Jesper Nergaard

    Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer

    (Principal Financial Officer and Principal Accounting Officer)

Date:    December 29, 2016